Posting Supplement No. 30 dated August 28, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 320862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
320862	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 320862. Member loan 320862 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	KnowledgeShift	Debt-to-income ratio:	4.44%
Length of employment:	3 years	Location:	Wheaton, IL

Home town:	Stuart
Current & past employers:	KnowledgeShift, iLinc Communications, Drake Beam Morin
Education:	Northwest Missouri State University

This borrower member posted the following loan description, which has not been verified:

I am self-employed and woudl like to make some expansions to my business. Revenues for the business were $168,000 last year current sales this year are at $68,000. My current expansion plans are to build an e-commerce portal with video and audio content that is downloaded to mobile devices both MP3/MP4 players and SmartPhones.

A credit bureau reported the following information about this borrower member on March 29, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	45
Revolving Credit Balance:	$23,310.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 350904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
350904	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 350904. Member loan 350904 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Philips	Debt-to-income ratio:	22.18%
Length of employment:	1 year	Location:	Alpharetta, GA

Home town:	Claremont
Current & past employers:	Philips, Cornerstone Media Group, Warranty Cororation of America
Education:	The Art Institute of Atlanta

This borrower member posted the following loan description, which has not been verified:

I am a young, professional working mom looking to consolidate debt into a lower interest rate. Due to my son's health problems, we have collected more debt than I am comfortable with between home improvement, credit card, and medical debts.

A credit bureau reported the following information about this borrower member on June 23, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,170.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 352328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
352328	$12,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 352328. Member loan 352328 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Toraigh SA	Debt-to-income ratio:	0.50%
Length of employment:	2 years 10 months	Location:	Waukesha, WI

Home town:	Waukesha
Current & past employers:	Toraigh SA
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

El Diablo Tranquilo - a resort which includes a tri-level restaurant and bar, as well as an 11 room boutique hostel - is planning expansions gearing up for our upcoming high season. One of the few negative side effects of our location on the stunning Rocha coast of Uruguay is the lack of mortgage styled debt instruments available within the country. Already the entire $600,000 project has been funded internationally and as a US Citizen I am very interested in realizing the benefits of p2p lending. After a very successful first season, in which we not only enjoyed financial profitability but were also recognized by the major papers of Uruguay and Argentina, as well as The Guardian in London and The Washington Post (check for El Diablo Tranquilo on their websites). Our current debt structure consists of 26 investment bodies, 23 of them American, divided between controlling 40% of the equity and earning fixed interest rates from 10-12% annually. Given our flawless track record and increased knowledge of the market, I am seeking $30,000 in additional funds for the building of a small rental cabin on our property adjacent to our hostel, as well as the purchase and stocking of a walk in freezer unit benefitting the restaurant and allowing us to take advantage of the high seasonality of our region while increasing year round profitability. I look forward to sharing this opportunity with you and invite any additional questions or comments at brian@eldiablotranquilo.com, also make sure to check out our website at www.eldiablotranquilo.com, Thank you in advance for your interest, Brian Meissner PS The following link provides access to our wider proposal for this expansion: http://issuu.com/brianmeissner/docs/edt_expansion_2009

A credit bureau reported the following information about this borrower member on July 14, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,354.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 360781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360781	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360781. Member loan 360781 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Michael Foods	Debt-to-income ratio:	8.04%
Length of employment:	3 years 1 month	Location:	Gaylord, MN

Home town:	Gay
Current & past employers:	Michael Foods
Education:	Minnesota State University-Mankato

This borrower member posted the following loan description, which has not been verified:

now

A credit bureau reported the following information about this borrower member on October 29, 2008:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,204.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 369990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369990	$12,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369990. Member loan 369990 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	barlow respiratory hospital	Debt-to-income ratio:	9.62%
Length of employment:	4 years	Location:	ALHAMBRA, CA

Home town:	los angeles
Current & past employers:	barlow respiratory hospital
Education:	East Los Angeles College

This borrower member posted the following loan description, which has not been verified:

cosolidate my cards

A credit bureau reported the following information about this borrower member on January 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,672.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 380310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380310	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380310. Member loan 380310 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	FCI Ray Brook	Debt-to-income ratio:	18.98%
Length of employment:	14 years 1 month	Location:	Plattsburgh, NY

Home town:	Tupper lake
Current & past employers:	FCI Ray Brook
Education:	Paul Smiths College of Arts and Science

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate my bills to one payment and with a earlier payoff of 3 years.

A credit bureau reported the following information about this borrower member on February 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	73
Revolving Credit Balance:	$2,725.00	Public Records On File:	1
Revolving Line Utilization:	38.90%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 381694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381694	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381694. Member loan 381694 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Johnson & Johnson	Debt-to-income ratio:	11.16%
Length of employment:	1 year 8 months	Location:	Philadelphia, PA

Home town:	Saigon
Current & past employers:	Johnson & Johnson
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I was 1 day late on my CITI card and they decided to hike up my APR to 25%! I've paid on time for 5+ years.

A credit bureau reported the following information about this borrower member on March 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,513.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 385769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385769	$5,075	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385769. Member loan 385769 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Macy's	Debt-to-income ratio:	19.68%
Length of employment:	6 months	Location:	LONGMONT, CO

Home town:	Wichita
Current & past employers:	Macy's, First Bank, Intellegent Office
Education:	Front Range Community College

This borrower member posted the following loan description, which has not been verified:

I have excellent credit and always make payments on time.

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,058.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394792	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394792. Member loan 394792 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Nation Wide Audio	Debt-to-income ratio:	0.00%
Length of employment:	6 years 6 months	Location:	Chicago, IL

Home town:	Skokie
Current & past employers:	Nation Wide Audio
Education:	DeVry Institute of Technology & Keller Graduate School of Management

This borrower member posted the following loan description, which has not been verified:

I am selling a house in the suburb of Northbrook IL, just 20 minutes north of downtown Chicago. This was a bank owned property that I purchased as an investment on July 8th 2009 and have been working on since then. We have a full price sales contract in place as of this week and have the earnest money in hand but need this additional money to finish off the renovations. The purchase price is $280,000 with a closing date of Thursday September 20th 2009. I have invested around $40,000 as of today into this project and just need the difference to finish everything off. Our purchase price was $185,000, so we have $225k into the project this far, so our projected profit after we pay everything back, including this loan and the next mortgage payment, will leave us taking home $35,000 at the closing table.

A credit bureau reported the following information about this borrower member on July 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 396046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396046	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396046. Member loan 396046 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Chattahoochee County Board of Education	Debt-to-income ratio:	24.68%
Length of employment:	4 years	Location:	Columbus, GA

Home town:	Eufaula
Current & past employers:	Chattahoochee County Board of Education, FedEx Corporation, U.S. Army
Education:	Vincennes University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate all loans and chargecards and make one monthly payment. I have five different credit cards I am paying off now, only one active. I make over $ 60,000.00 year, capable of repayment, just want to strongly consolidate my debt.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,265.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405643	$10,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405643. Member loan 405643 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,800 / month
Current employer:	US Navy	Debt-to-income ratio:	1.33%
Length of employment:	11 years 8 months	Location:	Lemon Grove, CA

Home town:	Indianapolis
Current & past employers:	US Navy, Cameron Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to buy the parts and build my dream car. I am a reliable canidate for a loan. I have an excellent credit history, a very stable job in the United Sates Military, with a gauranteed income.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,279.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408181	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408181. Member loan 408181 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Titan Reinforcing LLC	Debt-to-income ratio:	22.81%
Length of employment:	1 year 2 months	Location:	Miami, FL

Home town:	Rockwood
Current & past employers:	Titan Reinforcing LLC, Baker Concrete
Education:	Miami Southridge Senior High

This borrower member posted the following loan description, which has not been verified:

need help to get my head above water

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,619.00	Public Records On File:	1
Revolving Line Utilization:	74.30%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414664	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414664. Member loan 414664 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	asante	Debt-to-income ratio:	19.81%
Length of employment:	8 months	Location:	white city, OR

Home town:	eureka
Current & past employers:	asante, lithia
Education:	oregon state

This borrower member posted the following loan description, which has not been verified:

I would like to pay off all credit cards aside from my Bank of America card in which I have a 4.99% fixed rate for 2 more years. I am wanting to consolidate it into one payment so I can get this debt paid off.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,875.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 422008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
422008	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 422008. Member loan 422008 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	FELE	Debt-to-income ratio:	24.70%
Length of employment:	3 years 7 months	Location:	Oklahoma City, OK

Home town:
Current & past employers:	FELE, Franklin Electric
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to finance my wife's education My financial situation: I am a good candidate for this loan because I am a Mechanical Engineer (MS) and a full time employee with a reputed firm for last three years and seven months. My annual income before taxes is about $62,000 excluding bonus. I am working towards my PE (Professional Engineer) license after which I hope will to be earning at least $70,000. My biggest drain for now is supporting my younger brother's dental school expenses and supporting my parents. I send them about $1300 pm which leaves me with $250-$350 of savings for emergency fund after all monthly expenses (let me know if you want to know the details). My wife is dependent on me for now. She has got admission in an excellent MS course at a great school which is ranked # 25. She also got scholarship of about $13,000. I hope that by next fall she will be able to help me in paying off this loan. I foresee that within a year, I'll be better off financially. As my brother is about to graduate and also my wife will be working.It???ll be really great if I could get a rate less than 10%. Let me know if you need any additional information. Please help me with whatever capacity you can. Thank you all for your help.

A credit bureau reported the following information about this borrower member on June 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,809.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 423329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
423329	$15,850	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 423329. Member loan 423329 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,200 / month
Current employer:	ATT	Debt-to-income ratio:	23.64%
Length of employment:	1 year	Location:	Mineral Wells, WV

Home town:	Logan
Current & past employers:	ATT, ALLTEL Corp.
Education:	West Virginia University at Parkersburg

This borrower member posted the following loan description, which has not been verified:

I am starting an insurance agency and have found the perfect location. The agency will be Allstate but I do need a loan for costs associated with start-up. Allstate is willing to start me off with existing policies so I feel that I will have a book of business to start probing for referrals. I have been in sales for the past 5 years and have always been interested in opening my own insurance agency and feel that now is the time for me to do what I have desired for such a long time. I will be a good for any loan because I have never been late on any payment and this will not be the first.

A credit bureau reported the following information about this borrower member on July 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,114.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 424104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
424104	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 424104. Member loan 424104 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,100 / month
Current employer:	Sutter Health Support Services	Debt-to-income ratio:	8.95%
Length of employment:	1 year	Location:	El DOrado Hills, CA

Home town:	Sacramento
Current & past employers:	Sutter Health Support Services, Sutter Medical Center of Santa Rosa, MountainView Hospital
Education:	University of California-Davis (UC Davis), University of Southern California (USC), California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

I have my son and daughter in college away from home. It is expensive! I would like to consolidate the expenses I have already incurred expenses which are on high rate credit cards and need to have money to pay for the years that remain. A loan at a good rate will make more money available. I pay all my bills on time. I am a pharmacist and my wife is a nurse practitioner. We have good salaries and secure jobs with major health care companies. We are home owners. This money will be very secure.

A credit bureau reported the following information about this borrower member on July 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,340.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 425961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425961	$12,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425961. Member loan 425961 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	n/a	Debt-to-income ratio:	20.91%
Length of employment:	2 years 3 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Michael and I have just recently bought my first home. When looking for houses, I picked a house that was selling for a discount in a good neighborhood; because it needed remodeling. I have put together a budget and plans for the remodel so far, the only thing that I lack is the cash up front to make things happen. I have a background in Construction with a Bachelors Degree in Construction Management and am currently working as a Commercial General Contractor in the Houston area. I appreciate you taking the time to consider this loan for me.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	74
Revolving Credit Balance:	$4,114.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 426389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426389	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426389. Member loan 426389 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,667 / month
Current employer:	Naval Air Systems Command	Debt-to-income ratio:	7.14%
Length of employment:	29 years 4 months	Location:	Solomons, MD

Home town:	Philadelphia
Current & past employers:	Naval Air Systems Command
Education:	University of Maryland-University College, Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

Balance originally $16,000 it is now down to ~$11,000. Credit Card company gave me a term of 3.99% balance for life of balance. Never, ever late; always paid more than the minimum. Credit Card company unexpectedly changed the rate. Very unhappy with the company - they do not deserve my business. Request a loan to pay off cc company.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,162.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426724	$16,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426724. Member loan 426724 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	19.86%
Length of employment:	3 years 1 month	Location:	FORT LAUDERDALE, FL

Home town:	Fort Lauderdale
Current & past employers:
Education:	Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay off high interest credit cards.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	30
Revolving Credit Balance:	$162,315.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 427342

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427342	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427342. Member loan 427342 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Compellent Technologies	Debt-to-income ratio:	16.06%
Length of employment:	7 months	Location:	EDEN PRAIRIE, MN

Home town:
Current & past employers:	Compellent Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to re-finance my high-interest Credit Cards that are impossible to pay off. I have never missed a payment, and always pay on time. Absolutely no bad marks on my credit history, and it will continue to stay that way. I have a 100% stable job - Looking to pay off debts from while I was in college.

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,609.00	Public Records On File:	0
Revolving Line Utilization:	73.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430043	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430043. Member loan 430043 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Capital Pharmaceutical	Debt-to-income ratio:	16.80%
Length of employment:	10 years	Location:	Powell, OH

Home town:	Delaware
Current & past employers:	Capital Pharmaceutical
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I want to pay off my credit cards!!

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,959.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 430161

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430161	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430161. Member loan 430161 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self	Debt-to-income ratio:	7.56%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:	Tucson
Current & past employers:	Self, Variety of freelance clients, references available on request
Education:	University of Arizona, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I am a freelance writer / blogger who has worked independently for nearly ten years. I am highly responsible with my finances and have been able to consistently pay all of my bills on time in spite of my freelance status. In fact, at the end of 2008, I had paid off all of the credit card debt that I owed and started a savings account. Unfortunately, I've come into a series of health problems this year. I do have health insurance but it's not covering a large percentage of the bills that I have to pay. None of these health problems are ongoing. (They are things like an emergency removal of painful wisdom teeth which cost several thousand dollars.) However, two things have occurred. First, I am having trouble paying the bills without entirely depleting my savings. And second, because of the recovery time for my conditions, I've been working less which has reduced my income. I do have the credit cards necessary to make these payments if needed but was hoping to get a better rate on a private loan since my credit card interest rates are high. I have a very strong history of loan repayment and I do have a steady income despite the fact that it's been reduced due to the medical conditions.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431035	$14,075	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431035. Member loan 431035 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Sovereign Bank	Debt-to-income ratio:	16.33%
Length of employment:	2 years 3 months	Location:	BRICK, NJ

Home town:	Bridgewater
Current & past employers:	Sovereign Bank, FedEx, Medex EMSI, Boscov's, Wawa, Best Buy Co. Inc., Pathmark Stores
Education:	Brookdale Community College

This borrower member posted the following loan description, which has not been verified:

Always pay bills on time. Just need to consolidate my debt down in order to lower monthly payments and pay debt off in a reasonable timeframe

A credit bureau reported the following information about this borrower member on July 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,496.00	Public Records On File:	0
Revolving Line Utilization:	42.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431170	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431170. Member loan 431170 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	Darden Enterprises	Debt-to-income ratio:	4.00%
Length of employment:	2 years	Location:	ALLIANCE, OH

Home town:	Alliance
Current & past employers:	Darden Enterprises, Airtran Airlines
Education:	Stark State College of Technology

This borrower member posted the following loan description, which has not been verified:

I will be using the loan for a advanced music enginering certificate at a highly recommended technical school,This certificate will be used as a add on to my business degree so I can get in the music production, sound engineering and advertising business. I also will be working during this time to pay my loan payments, so it wont be a problem. I do not have any other payments my 2007 car is paid for. Thank you for your consideration. Amber

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431454	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431454. Member loan 431454 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	northern trust	Debt-to-income ratio:	20.69%
Length of employment:	1 year 6 months	Location:	KATY, TX

Home town:	Houston
Current & past employers:	northern trust, Citigroup Inc.
Education:	Trinity University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my credit card debt. I would like a loan with a rate no higher than 15% and a monthly payment in the 350 range. I would also liek the term of the loan to be 3-5 years

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,053.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 432185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432185	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432185. Member loan 432185 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Liminal Group	Debt-to-income ratio:	12.76%
Length of employment:	9 months	Location:	BROOKLYN, NY

Home town:	Easton
Current & past employers:	Liminal Group, Distance Learning, Inc.
Education:	Temple University, The New School

This borrower member posted the following loan description, which has not been verified:

I've been pre-approved, for a $9,100 loan by the lending club through lending tree. I'm requesting a 10,000 loan as that would consolidate all my credit card debt so I can pay it off at a better interest rate and during the next three years. My credit history shows a consistent trend of on-time payments and I am requesting this loan so I can pay off my debt in a reasonable timeframe with a reasonable APR. I'm looking forward to putting this stress of my credit card debt behind me.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,041.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433014	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433014. Member loan 433014 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	CareerBuilder.com	Debt-to-income ratio:	5.66%
Length of employment:	2 years 6 months	Location:	Chicago, IL

Home town:	Minneapolis
Current & past employers:	CareerBuilder.com, Ahmerst H. Wilder Foundation
Education:	University of Minnesota-Twin Cities, Argosy University- Eagan Campus (MN)

This borrower member posted the following loan description, which has not been verified:

I have already been pre-aproved through lending Tree and was approved by you. This loan was pre-approved as as co-loan. My credit score was already checked. Please do not chack it again as it effects my score.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	45
Revolving Credit Balance:	$25,818.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433618	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433618. Member loan 433618 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,208 / month
Current employer:	The Marketing Directors Inc	Debt-to-income ratio:	14.17%
Length of employment:	1 year 4 months	Location:	MONROE, CT

Home town:	Manhattan
Current & past employers:	The Marketing Directors Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Requesting a loan to consolidate debt. Interested in possibly paying back loan making 2 payments a month to coordinate with my paychecks.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$86,555.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433800	$11,750	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433800. Member loan 433800 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	TIAA-CREF	Debt-to-income ratio:	22.51%
Length of employment:	2 years	Location:	LITTLETON, CO

Home town:	Denver
Current & past employers:	TIAA-CREF, Charles Schwab
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

would like to pay down credit cards

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,470.00	Public Records On File:	0
Revolving Line Utilization:	87.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434456	$3,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434456. Member loan 434456 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	mercedes benz	Debt-to-income ratio:	3.60%
Length of employment:	5 years	Location:	PARAMOUNT, CA

Home town:	Paramount
Current & past employers:	mercedes benz, U.S Marine Corps
Education:	california state university, fullerton

This borrower member posted the following loan description, which has not been verified:

I will use this loan for my senior year of college and will have paid it off completly in one year or less.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,475.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434791	$14,675	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434791. Member loan 434791 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Tomo Susi	Debt-to-income ratio:	23.54%
Length of employment:	2 months	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Tomo Susi
Education:	De Anza College

This borrower member posted the following loan description, which has not been verified:

Paying off credit card balance Visa, Discover, and Citi Master

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,564.00	Public Records On File:	0
Revolving Line Utilization:	86.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434797

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434797	$18,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434797. Member loan 434797 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Hattitude	Debt-to-income ratio:	20.24%
Length of employment:	6 years 10 months	Location:	Las Vegas, NV

Home town:	Riverside
Current & past employers:	Hattitude, Housing Helpers Real Estate of Las Vegas
Education:	University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I am a young very responsible Realtor here in Las Vegas, like other markets in America, Las Vegas was hit hard. I have been trying to survive in the market but its not working out. I never thought it would get so bad where I had to live off my credit cards... Fortunately, while doing real estate I had a part time job in retail, which kept me a float partially, but was unable to cover all my month expenses, so I had to use my credit cards to make ends meets. I was able to get promoted from my retail part time sales to Retail trainer/recruiter which means I am now able to make ends meet monthly, but the way its going I will be paying off my credit cards for the next 20 years. I am interested in obtaining a loan to pay all credit card debt off which will save me time and most importantly money. I have a flawless credit report. I believe in paying bills on time, makes life much easier. Also having one montly payment for all my cards would be so awesome!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,358.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434802	$14,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434802. Member loan 434802 was requested on August 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Camo Shop LLC	Debt-to-income ratio:	9.85%
Length of employment:	2 years	Location:	Craig, AK

Home town:	Monticello
Current & past employers:	Camo Shop LLC, The Clothes Company/Nancy Lucas
Education:

This borrower member posted the following loan description, which has not been verified:

I started a Business 2 years ago here on Prince of Wales Island. I thought that if I started a business and proved that it worked that was the way to go. I was very wrong. Although I have a good credit score.(725-720-711 through freecreditreport.com as of Aug 15 2009) I am unable to get help. I have found a nitch that this Island needed and filled it. I need to pay off the debt I accumulated and have some working capital. I own the Camo Shop LLC, I sell camouflage clothing, rent out Jeep Wranglers and do Designing. I am the only business on the Island that does ink work and prints. Currently I do prints for the City of Craig, Craig Schools, The Moose Lodge, and many more of the local businesses. This is a great addition to this community. I feel that if my Business debt was paid off and I had some working capital I would be able to use my ability at a higher level. Example : If I could carry inventory I know certain businesses use, I could print quicker, offering better Customer Service. I believe Customer Service is one of the main keys to a successful business. I believe in my business, now I need you to believe in me, my business and my ability. Before I got into my own business I worked at The Clothes Company for 8 1/2 years with the last 4 years Asst. Manager. I am a Little League Coach/Board Member and have been for 4 years. I also volunteer my time in the Schools through the School year. I have been Married for 15 years and still going. With 2 kids 12 and 6 years old. We are very dedicated to life here on Prince of Wales. We jumped in to the Mortgage world 2 years back with a loan through Wells Fargo and a fixed rate of 6.0% . I can't stress enough that I am good for the money. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,360.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434822	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434822. Member loan 434822 was requested on August 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	University of New Mexico Hospital	Debt-to-income ratio:	17.40%
Length of employment:	1 year 4 months	Location:	Albuquerque, NM

Home town:	Rapid City
Current & past employers:	University of New Mexico Hospital, Waxlander Gallery, AvalonBay Communities, Tully's Coffee
Education:	University of Washignton, Santa Fe Community College, University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

I just graduated and I currently work as an RN, and I am going to school full time for my graduate degree (which my work pays for). However, in order to get my RN degree I ended up in a mound of credit card debt, accumulated while receiving my education. What I really need is one simple payment, I am so busy that it's hard to remember to log on and pay each of my cards, and the interest rates keep on getting higher! Please help me, and I will someday return the favor!

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,595.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434858	$17,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434858. Member loan 434858 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Clear	Debt-to-income ratio:	14.98%
Length of employment:	1 year 3 months	Location:	LAS VEGAS, NV

Home town:	Eugene
Current & past employers:	Clear, Sprint Nextel Corp., Best Buy Co. Inc.
Education:	University of Wisconsin-La Crosse

This borrower member posted the following loan description, which has not been verified:

Consolidation of Discover Card, Chase Card.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,488.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435000	$11,400	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435000. Member loan 435000 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	Closet World	Debt-to-income ratio:	9.48%
Length of employment:	3 years 2 months	Location:	Fullerton, CA

Home town:	Gridley
Current & past employers:	Closet World, Creative Design Consultants
Education:	Im a college graduate

This borrower member posted the following loan description, which has not been verified:

I had incurred some high interest debt trying to fix up our home for resale, so my father borrowed a no interest amount and loaned it to me to pay off my debt. I sold my home and intended to pay back my father from that profit, but my husband and I disagree. He said I should make payments on what I borrowed, but my father wasnt in agreement since we have $33,000 in our savings, so why cant I just pay him he asked. So, Im praying that I can get a loan for $9500 to pay him back and not piss off either my father or my husband in all of this. I can make payments, as I have the means to do so. Please help.

A credit bureau reported the following information about this borrower member on August 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	57
Revolving Credit Balance:	$1,956.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435117	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435117. Member loan 435117 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	UAW Legal Services Plan	Debt-to-income ratio:	23.22%
Length of employment:	3 years 3 months	Location:	Belleair Beach, FL

Home town:
Current & past employers:	UAW Legal Services Plan
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off credit cards that have had rates recently increased. I always pay on time and have never defaulted on an obligation.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,881.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435167	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435167. Member loan 435167 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Vraj Construction LLC	Debt-to-income ratio:	10.14%
Length of employment:	1 year 9 months	Location:	Yardley, PA

Home town:	Baroda
Current & past employers:	Vraj Construction LLC, Vaso Inc.
Education:	MS Univercity

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Shrutep Amin and I own small Construction Business with anual sales between 800k to 1 Mil. I am looking to buy 11 unit appartment with rental income, so i am looking for some lender and i can afford to give you aroud 8% of interest. Please replay me. Thank You.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	33	Months Since Last Delinquency:	6
Revolving Credit Balance:	$14,702.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435170	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435170. Member loan 435170 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,074 / month
Current employer:	City of Phoenix	Debt-to-income ratio:	20.31%
Length of employment:	10 years 8 months	Location:	Phoenix, AZ

Home town:	Danville
Current & past employers:	City of Phoenix, City of Mesa
Education:	University of Arizona - M.L.S., Minot State University - B.S. cum laude

This borrower member posted the following loan description, which has not been verified:

We are hard working people with secure government jobs and yet we can't seem to get ahead. High interest rates are eating us alive! This loan would help us consolidate our debt and take a step towards a better life. I heard of this company on the news and thought well, we need to start somewhere. If we are successful in obtaining this loan we would consider a second. We appreciate your consideration!

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,342.00	Public Records On File:	0
Revolving Line Utilization:	58.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435185	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435185. Member loan 435185 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	mundo de fragancias	Debt-to-income ratio:	15.48%
Length of employment:	3 years 2 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	mundo de fragancias, divane disiend
Education:

This borrower member posted the following loan description, which has not been verified:

remodeling inside house

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	44
Revolving Credit Balance:	$10,321.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435192	$8,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435192. Member loan 435192 was requested on August 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	1.78%
Length of employment:	1 year	Location:	NATICK, MA

Home town:	Natick
Current & past employers:	Self Employed, Ritz Camera
Education:	Syracuse University

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I require collateral to start an online business. My ROI would be roughly $600.00 a week. This is easily enough to cover the $273.00 monthly payments. This is a great opportunity available in an up and coming entertainment medium. There is also a second income in the household, no dependents and our rent is minimal. Thank you for taking the time to read this.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,538.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435305	$14,400	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435305. Member loan 435305 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Venice Consulting Group	Debt-to-income ratio:	9.66%
Length of employment:	3 months	Location:	Redondo Beach, CA

Home town:	Toledo
Current & past employers:	Venice Consulting Group, Avanade, Accenture
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I have aquired 18,000 USD worth of debt in the past 2 years. I believed I was going to tackle it in early 2009 when I was able to reduce it to 18,000 from 27,000 then I lost my job. I have a great job, solid income, and just got married. I want to pay this off in 60 months if possible. My real goal is to have payments at around 370$ a month. This way I can make double payments when I want and actually start SAVING money. My income is 75,000 USD a year.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,916.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435350	$3,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435350. Member loan 435350 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Correlated Solutions, Inc.	Debt-to-income ratio:	19.74%
Length of employment:	5 months	Location:	Columbia, SC

Home town:	Florissant
Current & past employers:	Correlated Solutions, Inc., Brunswick Corp., General Electric
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

Hello, I am a 27 year old engineer in Columbia, SC and am looking to get a loan for my wife's cosmetic surgery. I am employed and love my job and will not have a problem paying off this loan. Thank you.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,929.00	Public Records On File:	0
Revolving Line Utilization:	37.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435431	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435431. Member loan 435431 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,625 / month
Current employer:	RSUI Group, Inc.	Debt-to-income ratio:	1.77%
Length of employment:	4 years 9 months	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	RSUI Group, Inc.
Education:	DeVry Institute of Technology & Keller Graduate School of Management-New York, DeVry University-Georgia

This borrower member posted the following loan description, which has not been verified:

I would like to avoid M.I.P. on my upcoming mortgage. By adding these funds to my down payment, I will be in a much better position on my mortgage.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,765.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 435556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435556	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435556. Member loan 435556 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,042 / month
Current employer:	Sherwin-Williams	Debt-to-income ratio:	21.06%
Length of employment:	8 years 6 months	Location:	Leavenworth, KS

Home town:	Leavenworth
Current & past employers:	Sherwin-Williams
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest debt into a smaller monthly payment. I feel I am credit worthy and would like to use my savings to pay down principal on other debt.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,089.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435588	$17,800	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435588. Member loan 435588 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Wallstreet Systems	Debt-to-income ratio:	19.23%
Length of employment:	1 year 1 month	Location:	LYNDHURST, NJ

Home town:	Buffalo
Current & past employers:	Wallstreet Systems, Citibank, Six Flags, Lasertron, Tim Hortons, Walh Performing Arts Studios, Silvertree Productions
Education:	SUNY at Buffalo, SUNY College at Buffalo, Fordham University, Niagara University

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. I've been fortunate enough in the last year to secure a great paying job which has made life much more comfortable but I'm bogged down with high interest rate credit that significantly extends the pay off time.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,300.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435594	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435594. Member loan 435594 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Costco Wholesale	Debt-to-income ratio:	6.89%
Length of employment:	15 years	Location:	Sandy, UT

Home town:	Salt Lake City
Current & past employers:	Costco Wholesale
Education:

This borrower member posted the following loan description, which has not been verified:

Purchasing an existing tanning salon. Salon has been in business for 6+ years. Net profit for the last 3 years has been between 30k and 40K each year. Purchase price for the business is 92K. I have 80K on hand and am looking for additional 20k to complete purchase and working capital.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,079.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435599

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435599	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435599. Member loan 435599 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	House & Home, Inc	Debt-to-income ratio:	10.71%
Length of employment:	5 years 6 months	Location:	Ponte Vedra Beach, FL

Home town:	Louisville
Current & past employers:	House & Home, Inc, Hillin Homes, Inc
Education:	University of West Georgia

This borrower member posted the following loan description, which has not been verified:

We are attempting to consolidate $20,000 of high interest credit card debt at the company I own. We currently have good cash flows and signed contracts for construction moving forward. We have been very fortunate to have weathered the current financial storm better than most in our industry. We are looking to reduce our monthly cost as efficiently as possible and run as lean as possible moving forward. The company has land assets with no debt, equipment with no debt. We are simply looking at this opportunity to save money by being able to eliminate the high interest credit cards. Thank you for considering this loan.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,649.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435612

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435612	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435612. Member loan 435612 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Sapient Corporation	Debt-to-income ratio:	10.90%
Length of employment:	1 year 4 months	Location:	New York, NY

Home town:	Baltimore
Current & past employers:	Sapient Corporation, Deutsche Bank
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

I would like to refinance my high-rate credit cards. As you know, the card companies are raising all of their rates. I always pay my bills on time. You will receive your money with interest as planned. Thank you in advance.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,497.00	Public Records On File:	1
Revolving Line Utilization:	90.30%	Months Since Last Record:	43
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435617	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435617. Member loan 435617 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,917 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	17.68%
Length of employment:	1 year 11 months	Location:	Round O, SC

Home town:	Philadelphia
Current & past employers:	Wal-Mart Stores, CVS/Pharmacy
Education:	Shaw University, Temple Univeristy School of Pharmacy

This borrower member posted the following loan description, which has not been verified:

My newly constructed home is almost complete, and I have persued other avenues to getting the funds to complete the project, so once you pull my credit, it will reflect multi-inquiries.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,572.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435618	$1,500	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435618. Member loan 435618 was requested on August 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Dedola Global Logistics	Debt-to-income ratio:	7.25%
Length of employment:	1 year 10 months	Location:	Westminster, CA

Home town:	Torrance
Current & past employers:	Dedola Global Logistics, Hankyu Int'l Transport
Education:	California State Polytechnic University-Pomona

This borrower member posted the following loan description, which has not been verified:

Would like just 1 monthly payment to payoff all my credit cards.

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,820.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435681	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435681. Member loan 435681 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Conidien Inc	Debt-to-income ratio:	1.82%
Length of employment:	2 years	Location:	newington, CT

Home town:	Newington
Current & past employers:	Conidien Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I need to purchase the materials needed to reod my kitchen and bathrooms. I have tried going to traditional lenders but they will not give me any funding. I have always paid my bills and never once have I allowed my self to get into bad trouble with my debt. I am trust worthy and really need to complete my home. Please help! Thanks Bonnie

A credit bureau reported the following information about this borrower member on August 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435771

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435771	$9,600	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435771. Member loan 435771 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	AMN Healthcare/MHA Group	Debt-to-income ratio:	24.56%
Length of employment:	4 years 3 months	Location:	Lewisvlle, TX

Home town:	Alma
Current & past employers:	AMN Healthcare/MHA Group, Medical Contracting Services, Inc.
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

Consolidation of 2 credit cards.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	19
Revolving Credit Balance:	$49,128.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435864

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435864	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435864. Member loan 435864 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	CITY OF SANTA BARBARA	Debt-to-income ratio:	21.19%
Length of employment:	31 years	Location:	SANTA BARBARA, CA

Home town:	Santa Barbara
Current & past employers:	CITY OF SANTA BARBARA
Education:	SBCC/UCSB

This borrower member posted the following loan description, which has not been verified:

I am going to use this to pay 2 credit cards and consolidate all my bills so I have one payment. I have worked for the City of Santa Barbara for 31 years. I am a Supervisor for Downtown Parking and manage a staff of 120. I thoroughly enjoy my job. I would like to pay off my debt in three years, so I can buy a retirement home. I have never defaulted on any loan....from car loans to personal loans. I look forward to heasing from you!

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1980	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$11,035.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435871

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435871	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435871. Member loan 435871 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,144 / month
Current employer:	retired	Debt-to-income ratio:	5.88%
Length of employment:	n/a	Location:	Arlington, TX

Home town:	Baltimore
Current & past employers:	retired
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We recently started up a new corporation to expand some business activities that have been done part time for a few years. We feel we have gained the experience and understand our local economy enough to make this new corporation grow quickly. This is a start up business and we have not generated much income in the corporate name to date. We have recently set up the corporation, the bank accounts, etc. and are ready to do business in the corporate name. Until now money has been made by buying and selling cars and trucks, antiques and collectibles, tools and musical instruments, camping gear and knives, mobile homes and R/V's. We wish to continue this and expand our efforts to a whole new level. Our local economy on average has many people who are on the lower spectrum of the national average income levels. There is a huge need for good, inexpensive, used items that we sell, during this economic downturn. Everything we buy eventually gets sold with very little effort. Currently, demand is higher now since our local economy continues to suffer. The major stockholder is the one guaranteeing this loan, but two other people will manage the daily operations. The use of the loan, and repayment of the loan will be managed by a fourth individual. Between us all, we have decades of business experience. We also have many years of part time experience buying and selling these items which has always been profitable. We have a long term business plan and this is the next step towards this plan. We wish to use this money to purchase inventory (cost of goods sold). With this inventory we will generate the cash flow to fund our longer term goals. We will continue to reivest the cost of goods sold portion of future sales to maintain a high inventory. Payback can be done even without selling any inventory, but we do expect to make money off of this inventory, which will make it even easier to pay back this loan

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,195.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435880

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435880	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435880. Member loan 435880 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Therapy Management Coporation	Debt-to-income ratio:	21.80%
Length of employment:	2 years 6 months	Location:	Dallas, TX

Home town:
Current & past employers:	Therapy Management Coporation
Education:

This borrower member posted the following loan description, which has not been verified:

Would like to close all credit cards and consolidate debt if possible.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	67
Revolving Credit Balance:	$39,926.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435921	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435921. Member loan 435921 was requested on August 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	Hi Lex Controls, Inc	Debt-to-income ratio:	1.12%
Length of employment:	4 years	Location:	Bloomfield Hills, MI

Home town:	Ferndale
Current & past employers:	Hi Lex Controls, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like this loan to help purchase a reliable low-mileage automobile. My current vehicle is beginning to become worrisome. This loan, in addition to my savings I have set aside, would allow me to buy a car I can depend on for years, rather than buy something that could put me in this same situation a year from now. I have over five years of completely unblemished credit history, excellent debt to income ratio, and a good, stable job at a strong automotive supplier. Credit blemishes that occurred when I was younger and had less reliable income jobs are preventing me from getting reasonable interest rates. My rocky start to financing is long in the past, but not quite long enough yet. The road to repair has been long, but this loan should also put me over the hump and in the clear completely. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	56
Revolving Credit Balance:	$1,536.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435946	$4,575	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435946. Member loan 435946 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Duval Multi-Residential Services Inc	Debt-to-income ratio:	18.14%
Length of employment:	3 years 2 months	Location:	atlantic beach, FL

Home town:	jacksonville
Current & past employers:	Duval Multi-Residential Services Inc
Education:	FCCJ,UNF,FSU

This borrower member posted the following loan description, which has not been verified:

i am wanting to consolidate my debts and lower my intrest rates.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,934.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435953	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435953. Member loan 435953 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,875 / month
Current employer:	Paladin Logic, Limited	Debt-to-income ratio:	11.63%
Length of employment:	2 years 1 month	Location:	Irving, TX

Home town:	Watertown
Current & past employers:	Paladin Logic, Limited, Club Corporation, Collective Technologies, Raytheon, Texas Instruments, United States Air Force
Education:	Pennsylvania State University-Main Campus, Air Force Institute of Technology, University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

This bridge loan is sought to help finance Paladin Logic's operating expenses during the next 6 months. The principle founder of Paladin Logic has a Ph.D. in Computer Science and decades of experience leading development teams and managing the business of software development. As an adjunct professor of Computer Science, teaches classes in Software Security to large, prime contractors. Paladin Logic is the Dallas-Fort Worth partner for xTuple - the premier, commercial, open-source ERP/MRP solution. Experienced at customizing this solution for small-/mid-sized manufacturers, Paladin Logic is aggressively marketing this cost-effective solution to potential customers in the Metroplex. Paladin Logic is an experienced iPhone developer with one application awaiting approval by Apple and another application nearing completion. A third application is already prototyped and will be completed by the end of September. Paladin Logic is actively marketing its capabilities as an iPhone developer to produce "enterprise" iPhone applications for clients. Paladin Logic is a service disabled veteran owned small business (SDVOSB) in the software engineering domain. As an SDVOSB, Paladin will benefit from the 3% set-aside on federal government projects of greater than $500,000. Paladin Logic is well-positioned to take advantage of the planned expansion of federal government spending.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,567.00	Public Records On File:	0
Revolving Line Utilization:	70.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 435962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435962	$6,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435962. Member loan 435962 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Cisco Systems	Debt-to-income ratio:	12.86%
Length of employment:	2 years 10 months	Location:	Wilmington, MA

Home town:
Current & past employers:	Cisco Systems
Education:

This borrower member posted the following loan description, which has not been verified:

This is a personal loan to refinance a credit card at a better rate.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,621.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435969	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435969. Member loan 435969 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,750 / month
Current employer:	Quest Software	Debt-to-income ratio:	16.51%
Length of employment:	n/a	Location:	jackson, CA

Home town:	Los Gatos
Current & past employers:	Quest Software, Bell Microproducts
Education:	SDSU

This borrower member posted the following loan description, which has not been verified:

A few years ago I started my own public relations and marketing consultancy - it had it's ups and downs but the big lesson I learned was that in this time of my life stability and consistency is more important to me than chasing my dream without appropriate start-up capital. I've gotten the majority of it paid off and am down to my last $25K. I have a great job (in-house) now, managing international market strategy for a good sized software company. This loan will make it so much easier for me to get this debt behind me. I've been paying down some revolving rate cards that I used to support my business. With the amount of travelling I do for my current position, managing that debt can be quite cumbersome and it would be so much more manageable to have one payment instead of multiples with varying interest rates. I have very good credit - i pay everything on time and can assure you I am a good investment. Thank you very much for your consideration. I really appreciate it. thank you, Heather

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,727.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435975	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435975. Member loan 435975 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,250 / month
Current employer:	IBM	Debt-to-income ratio:	2.62%
Length of employment:	4 years 1 month	Location:	Concord, MA

Home town:	Newton
Current & past employers:	IBM
Education:	Boston College

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Mike. I am seeking to convert my "variable rate" credit card debt into a fixed rate loan. My wife of three years and I are in the process of working down our college related CC debt. Up until recently there was no reason not to simply work down the numbers on the cards themselves. However, in the past couple of months however, my credit card company decided that fixed interest rates are not so fixed despite be a reliable and responsible customer since graduating university. My wife and I own our car and house outright and have no auto-loans or mortgage. I am employed as a software engineer for a large company at which I have worked for the last four years. Within my company, my group has met 150% of its sales target last quarter despite the financial crisis. In addition I have been rated a 'top-performer' the past three years so my job is relatively secure. My wife is in the process of completing a dissertation in Sociology.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,045.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 435987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435987	$13,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435987. Member loan 435987 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,883 / month
Current employer:	JG Boswell Company	Debt-to-income ratio:	7.98%
Length of employment:	2 years 2 months	Location:	CORCORAN, CA

Home town:	Hanford
Current & past employers:	JG Boswell Company, Vollmer, Daniel, Gaebe, & Grove CPA, Michael Oxenreider CPA, Keenan Farms Inc, Total Pay Management, Ruiz Food Products, Supercuts, Kings County Job Training Office
Education:	West Hills Community College, College of the Sequoias, California State University-Fresno (CSU Fresno), University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Hello All, I am really ashamed to have to resort to applying for a personal loan, but my credit card debt is getting out of control. I have always been the one to take care of everyone else, now I am going further in the hole by the 24.5%+ interest I am receiving on my credit cards. I work full-time as an entry level accountant for a very stable agricultural company. I am also a full-time student, through the University of Phoenix On-Line program working towards completing my Masters in Business/Accounting sometime May 2010. I am divorced and raising a beautiful child on my own and just got stuck in the rut of using my credit cards to bail me out when times got tough. Now, I am making the minimum payments and not putting a dent into the principle balances. I wanted to apply for a 2 year loan, but Lending Club focuses on 3 year terms. I am determined to pay off this loan before the 3 year maturity. I really appreciate anyone who is willing to consider my situation and provide that heavenly sent help to get me back on track, if not for me and my future, for my child's, as well. Thank you for the consideration.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,683.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436018	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436018. Member loan 436018 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Chico's, FAS	Debt-to-income ratio:	12.48%
Length of employment:	1 year 2 months	Location:	Plano, TX

Home town:	New Orleans
Current & past employers:	Chico's, FAS, Delta Queen Steamboat Company
Education:	University of Mississippi Main Campus

This borrower member posted the following loan description, which has not been verified:

I have been chasing my tail trying to pay off debt for years and don't seem to get anywhere. Knowing that it would be payed off in three years allows me to see a light at the end of the tunnel. My personal goal is to be debt free by the age of 35. Currently, I am unable to plan or save for retirement. As a single, working woman, I realize the sooner I start planning for the future the better. I just can't seem to pay off my past. In our current economic crisis the credit card companies have raised my interest rates for no reason and the extra money I could have put into retirement is going to the credit card companies. If they keep raising my interest rates, I'll never see a light at the end of the tunnel. I am a responsible individual who makes her payments on time and in full. I take full responsibility for my debt and am looking for a way to make substantial headway.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,499.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436027	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436027. Member loan 436027 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	ANHEUSER BUSH SALES OF CANTON	Debt-to-income ratio:	9.38%
Length of employment:	11 years 4 months	Location:	MASSILLON, OH

Home town:	Massillon
Current & past employers:	ANHEUSER BUSH SALES OF CANTON
Education:	Kent State University-Stark Campus

This borrower member posted the following loan description, which has not been verified:

This loan is only a bridge to finish construction of a large addtion on our home we would be refinaning and consolidation within a year we went over budget by 9000.00 aprox

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,968.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436061	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436061. Member loan 436061 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Jolley Urga Wirth Woodbury & Standish	Debt-to-income ratio:	18.81%
Length of employment:	4 years 2 months	Location:	Las Vegas, NV

Home town:	Tucson
Current & past employers:	Jolley Urga Wirth Woodbury & Standish, Bank of America
Education:	University of Nevada-Las Vegas, William Boyd School of Law (UNLV)

This borrower member posted the following loan description, which has not been verified:

I am a second time borrower from Lending Club. The first loan was to consolidate high interest credit cards and pay for my wedding. I was able to pay the loan off in full after nine months! I am now purchasing my first home. It is a foreclosure, has been vacant and is need of some TLC. However, the neighborhood is beautiful, the yard is amazing and the schools are some of the best in the city. Initially, I tried to obtain an FHA loan (203K loan) to cover up to $35,000.00 of repairs and improvements. However, one week prior to closing HUD shut down the company that was underwriting that loan! I had already had the home inspected and finalized my bid with the general contractor for flooring, interior and exterior paint and remodeling of two of the bathrooms. The loan would not have covered the landscaping and pool repairs that are required, but we have saved enough to cover those expenses. So here I am, ready to fix up my new house!

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 436113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436113	$8,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436113. Member loan 436113 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,125 / month
Current employer:	Arman Teyszyan	Debt-to-income ratio:	1.35%
Length of employment:	3 years 1 month	Location:	Glendale, CA

Home town:	Armenia
Current & past employers:	Arman Teyszyan
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan to help me build up my business. I am in the marketing firm dealing with jewlery. This loan will help me purchase more products so I will be able to recieve more clients thank you

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,707.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436117	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436117. Member loan 436117 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Gandinnovations	Debt-to-income ratio:	9.01%
Length of employment:	3 years 3 months	Location:	BAYONNE, NJ

Home town:
Current & past employers:	Gandinnovations
Education:	Fairleigh Dickinson University-Metropolitan Campus

This borrower member posted the following loan description, which has not been verified:

Hello Investors, my loan requirements of 10k for 3 years is for purchase of a used wide format printing system which I will use to get started up in producing advertisements for local and non local businesses. I have worked over 30 years in this field as a Service Tech, and I have jobs secured for this industry, my son who is a graphic designer will take care of this side business along with my experience and help. So it is not just a loan it is an investment for a startup with high percentages of the loan paying by itself with this purchase.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,040.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436152	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436152. Member loan 436152 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	WildCat Corporation	Debt-to-income ratio:	11.00%
Length of employment:	9 years 6 months	Location:	New York, NY

Home town:	New York
Current & past employers:	WildCat Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I always aspired to send my son to the best school he was able to get into regardless of the cost becasue I wanted him to get a better education and have even more opportunities then I ever had. Despite scholarships and school loans there were room and board expenses not covered now that he has started working as a police officer I wanted to help him out and get him started on the right foot. My hope with this loan is to keep him away from a paycheck to paycheck lifestyle but also keep him responsible. He too will help pay for the loan making our combined income around 100,000. There is no reason we would ever default.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	3
Revolving Credit Balance:	$2,140.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436165	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436165. Member loan 436165 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.86%
Length of employment:	n/a	Location:	Carlsbad, AZ

Home town:	New York
Current & past employers:
Education:	University of Southern California

This borrower member posted the following loan description, which has not been verified:

I am going through a divorce and need to pay my legal fees. When the divorce is over I will have access to approximately $300000 in cash and will repay in full. I am a mom with 3 children. Please help me.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	7
Revolving Credit Balance:	$270,394.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436178	$6,700	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436178. Member loan 436178 was requested on August 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	3.78%
Length of employment:	6 months	Location:	Las Vegas, NV

Home town:	Davenport
Current & past employers:	AT&T Inc., Protective Services, APAC, Medco Health Solutions
Education:	Fort Scott Community College

This borrower member posted the following loan description, which has not been verified:

My Fiance and I met through work while we were both chosen for business assignments in Arizona. I was living in Iowa at the time and she was down from Las Vegas. We hit if off instantly and within 7 weeks I proposed. This happened last October but I wasn't able to move out to Las Vegas to be with her until March. I am a very stable man and had been at my previous job for almost 7 years when I moved. My fiance has worked at Medco for the last 6 years and would be contributing to paying off this loan with me. I worked for APAC in Iowa, a company Medco contracted with to handle some of their customer service. In 3 weeks I will be starting with Medco myself but have been working elsewhere in the meantime. I took the first thing I could find so I could move out to be with her. I currently work at AT&T and do private security part time to make extra money so we wouldn't need as much funding. While she is not on this loan with me, we share finances and together bring home $4,500 Net a month. Our expenses are as follows: rent- 795 ulilities-140 cars-425 insurance-185 food-300 kindergarten tuition-300 Credit cards-200 phones-100 gas-160 misc-250 give or take a couple hundred due to unplanned expenses, we have over 1k a month in discretionary income. My part time income of $800 per month is purely discretionary and I will not be quitting it once I start at Medco even though I will be making significantly more than I am currently making at AT&T. We anticipate paying off this loan early as late Dec-Feb is overtime season at Medco. We are both work-a-holics and try to work as much OT as we can. We anticipate that with us both doing so, plus our tax returns next spring, we should have the loan paid off by April May. My fiance grossed over 5k in the month of January alone this year. Our predicament is that I can't get a loan through a bank because I just moved to be with her and don't have the current job history or address history necessary. I can assure any lender that I am VERY responsible and stable. She also has had a lot of past medical collections on her credit that she has worn herself out trying to fight. They are all errors and when we tried to apply for a loan with her as the primary because she has the current history, we were denied because of her credit. We are getting Married Dec. 14th. We make plenty of money to make the monthly payments. We have already paid $5,500 toward the wedding and honeymoon but can't get it all paid off before hand. We can get it paid off within the year at the latest easily. Thank you in advance to all the lenders that support our wedding and honeymoon. It means so much to us!

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	54
Revolving Credit Balance:	$4,200.00	Public Records On File:	0
Revolving Line Utilization:	56.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436215

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436215	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436215. Member loan 436215 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,075 / month
Current employer:	Eternally Healthy LLC	Debt-to-income ratio:	13.43%
Length of employment:	3 years 2 months	Location:	Apollo Beach, FL

Home town:	Evansville
Current & past employers:	Eternally Healthy LLC, Brinks Home Security, HD Vest Investment Securities Inc
Education:	University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

Hello! We're a happily married couple (17 years) with children, and we're seeking a loan to eliminate our credit card debt. For years, we've consistently paid more than minimum payments and paid on time. Recently an incident that resulted from the Chase taking over of WaMu has made us wary of credit cards in general. We were told that we had agreed to accepting statements via email (something we do not recall agreeing to). However, their first email statement was sent to an old email address. When we discovered the error and realized our payment was late, we immediately paid. However, Chase DOUBLED our interest rate as a result of this one late payment! I'm sure you can understand our frustration with Chase since we were always a good, long-time customer of WaMu with no history of delinquencies. HSBC is another company that has raised interest rates recently with no apparent reason. We were simply notified they were raising rates, and there was nothing we could do about it. We are asking for a loan to pay off all our credit card debt and get out from under these ridiculous interest rates. We've always paid more than minimum payments, but with rates this high, it's virtually impossible to pay them off. We run a successful marketing business with lots of high-paying jobs on the books. And since we specialize in marketing, we are experts in creating new business for ourselves "on-demand" (recently we ran a promotion for $300 and generated $8000 in sales in 10 days). Many of these credit card purchases were from marketing and investments in building our business, at the time of these rate increases we were working hard to pay off these debts. We have no doubt that we will easily be able to pay off this loan and give you a good, safe return on your investment. Thank you!

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,497.00	Public Records On File:	1
Revolving Line Utilization:	93.80%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436231	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436231. Member loan 436231 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,625 / month
Current employer:	CBE Technologies	Debt-to-income ratio:	14.99%
Length of employment:	1 year	Location:	EAST HAMPTON, CT

Home town:	East Hampton
Current & past employers:	CBE Technologies
Education:	ITT Technical Institute, Porter and Chester Institute

This borrower member posted the following loan description, which has not been verified:

This is going to be a multi purpose loan for me. 1. Elimanate 2 Credit cards, both over 20% 2. Pay for a used motorcycle. 3. Provide extra cash for upcoming wedding.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	22
Revolving Credit Balance:	$1,461.00	Public Records On File:	1
Revolving Line Utilization:	23.20%	Months Since Last Record:	27
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436271	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436271. Member loan 436271 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,187 / month
Current employer:	Gordy's Courier Service	Debt-to-income ratio:	9.19%
Length of employment:	4 years 6 months	Location:	Eugene, OR

Home town:	Eugene
Current & past employers:	Gordy's Courier Service
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to use this loan to pay off my high interest debt and also use some of the funds to invest in my courier service business. I am a good and responsible candidate for this loan because I pay my bills on time and have reliable and sufficient income to more than cover my living expenses and bills.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,129.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436278	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436278. Member loan 436278 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	NGP Management LLC	Debt-to-income ratio:	22.43%
Length of employment:	7 months	Location:	MALDEN, MA

Home town:	Burlington
Current & past employers:	NGP Management LLC, PricewaterhouseCoopers, LLP
Education:	Suffolk University

This borrower member posted the following loan description, which has not been verified:

Hello, I would like to eliminate my credit cards and unsecured debt, and need to take out a $10,000 loan to finance my debt consolidation. I have never been late on any payment. Thank you!

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,082.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436358	$9,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436358. Member loan 436358 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	D&R Electric	Debt-to-income ratio:	2.85%
Length of employment:	10 years	Location:	boonsboro, MD

Home town:	Boonsboro
Current & past employers:	D&R Electric
Education:	high school techincal college

This borrower member posted the following loan description, which has not been verified:

I'm trying to buy a truck from an independant dealer I've been approved for financing through bank but they won't approve loan to a non-francised dealer. Its a 2006 truck with very low miles...good deal I have great credit own my home and have no other paymants but my mortgage thanks

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,922.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436365	$8,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436365. Member loan 436365 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,833 / month
Current employer:	Ashot Exchange	Debt-to-income ratio:	0.64%
Length of employment:	3 years 3 months	Location:	GLENDALE, CA

Home town:	sofia
Current & past employers:	Ashot Exchange
Education:	Trakia University Stara Zagora

This borrower member posted the following loan description, which has not been verified:

im applying for this loan to purchase tools for my new marble and granite installing business

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,630.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436388	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436388. Member loan 436388 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,100 / month
Current employer:	California Time Express	Debt-to-income ratio:	3.60%
Length of employment:	8 years 7 months	Location:	Glendale, CA

Home town:
Current & past employers:	California Time Express
Education:

This borrower member posted the following loan description, which has not been verified:

Currently I am employed with a warehouse shipper that delivers fresh produce as well as dry products locally here in California. With the company slowly expanding, I have a great opportunity in my hands that I cannot turn down. The reason I am applying for this loan, is to purchase a local freight truck that I can put to use for the company that I am currently working for. As a warehouse manager, I???ll have the opportunity to use my own truck for work, which in return will benefit me financially and increase my paycheck. Why not apply for an auto loan??? I have thought about this, however, in the long run, I overall get a better deal for the price of the truck with a cash offer than a financing offer. Thank you for allowing the opportunity to consider my request for this loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,930.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436389

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436389	$11,225	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436389. Member loan 436389 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,466 / month
Current employer:	York Machine Works	Debt-to-income ratio:	8.89%
Length of employment:	2 years 10 months	Location:	Napa, CA

Home town:	St. Helena
Current & past employers:	York Machine Works, Ground Control Systems
Education:	California Polytechnic State University (CalPoly)

This borrower member posted the following loan description, which has not been verified:

I had to live beyond my means for a little while in order to move back to my home town and marry my wife. Over the past 3 years I have increased my income and am now slowly paying off the debt I incurred when I took a pay cut in order to move back home. The APRs on my credit cards are higher than I would like and I would like to find someone who wants my business more than the credit card companies. I have a good and very stable job as a machinist in the Napa Valley wine country. In fact, I will be buying the company I work for in the coming year. I also own my home jointly with my father and don't have a car payment. In addition to the income from my job, I also have rental income from two tenants in my house. I am a very responsible borrower and would like to get me and my wife out from under high interest rates as we continue to make a life for ourselves.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,243.00	Public Records On File:	0
Revolving Line Utilization:	68.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436420	$11,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436420. Member loan 436420 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	care-van inc.	Debt-to-income ratio:	16.06%
Length of employment:	11 years	Location:	winnetka, CA

Home town:	los angeles
Current & past employers:	care-van inc.
Education:	high school

This borrower member posted the following loan description, which has not been verified:

I need this loan to pay off a credit card with a very high interest . the same monthly payment will go to you but with a better rate ( i hope). I have an excellent credit history .

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,706.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436433	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436433. Member loan 436433 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,767 / month
Current employer:	LBJ hospital	Debt-to-income ratio:	21.48%
Length of employment:	8 years	Location:	HOUSTON, TX

Home town:	san salvador
Current & past employers:	LBJ hospital, harris county
Education:	none

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and student loan

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,529.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436449	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436449. Member loan 436449 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	BE and k Inc. a KBR company	Debt-to-income ratio:	15.57%
Length of employment:	19 years 2 months	Location:	GARDENDALE, AL

Home town:	Gardendale
Current & past employers:	BE and k Inc. a KBR company
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off my bills so i can build a home.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,430.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436451	$2,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436451. Member loan 436451 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$417 / month
Current employer:	PS Stearns	Debt-to-income ratio:	4.08%
Length of employment:	4 years	Location:	PHILADELPHIA, PA

Home town:	San Pedro
Current & past employers:	PS Stearns, Montgomery County Emergency Services, Market Resource Partners
Education:	York College Pennsylvania, Philadelphia College of Osteopathic Medicine, Saint Joseph's University

This borrower member posted the following loan description, which has not been verified:

Hello, My current lease expires at the end of this month and and my fiancee and I need to move to another apartment. I just graduated from Graduate School with a Master's Degree in Psychology and have yet to take a full time position, however I will be within the next week or so. My fiancee just started an exciting new position with a market research company in center city Philadelphia about a month ago. We need to cover all moving expenses (first, last, security deposit), and due to my lack of a job and his new position, we currently don't have enough capital to put a down payment on the apartment. We attempted to get a loan from our own bank, but they couldn't provide enough funds in time for us to pay for the apartment that we want. This is purely an instance of bad timing, if this were any other time we could easily afford to foot those bills, but right now we do not have that money that we need. This is the first time either of us have ever been in this position, and we need help because without this loan we have no other options for relocating to a new apartment. We are both college graduates and have never faced this sort of predicament. We are more than prepared to pay this off in less than a year, well short of the suggested 3 year loan you are offering. I understand you are concerned with the liability of giving us this money, especially in this economy. We assure you that this will be paid off in the next 6-9 months so we can put this entire problem behind us and hopefully never need to do anything like this again. We are just in a very precarious situation and this is our final option. I hate to use the word "desperate" bu unfortunately I think that is exactly what we are. We have nowhere else to turn, please accept this for us. Thank you.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$500.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436466	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436466. Member loan 436466 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,246 / month
Current employer:	Random House	Debt-to-income ratio:	9.19%
Length of employment:	5 years 5 months	Location:	new york, NY

Home town:	Sulphur Springs
Current & past employers:	Random House, Sue Devitt Studio, Estee Lauder, Belk, The Crate
Education:	Berry College

This borrower member posted the following loan description, which has not been verified:

I just turned 30 and realized..time to grow up, acknowledge the mess I got myself into and take care of it in a responsible way. As of today, I owe $22987.17. I will use every dollar loaned to pay off all credit cards with a balance. I am closing 5 credit cards. I have a full time job and am seeking a part time job as well for added income. My ultimate goal is to pay off the debt responsibly, save my credit and fico scores and start my own business in the future. I have set up a budget on mint.com and am actively looking at ways to be more responsible with my money. This loan is the first step. Once I am approved for this loan and have a monthly payment amount, my plan will be in place and I can start a healthier new financial life.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,818.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436479	$12,800	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436479. Member loan 436479 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	11.66%
Length of employment:	n/a	Location:	Rancho Cucamonga, CA

Home town:	Rancho Cucamonga
Current & past employers:	Lowe's, House2Home
Education:	Chaffey College

This borrower member posted the following loan description, which has not been verified:

My husband and I are committed to consolidating our high interest rate credit cards into a lower rate loan that will allow us to pay off our credit card debt at an earlier date. The credit cards we are consolidating into this loan have not been used in 6+ months and payments have been on-time. I am employed full-time as a manager for a large retail corporation and my husband is employed full-time as a senior director for a large educational institute. We are capable of paying off the requested loan amount but a loan with a more favorable rate would allow us to pay off the debt that much earlier and would allow me to return to school to finish obtaining my teaching credentials. Both of us are responsible candidates that have always been employed and are fully committed to making this loan consolidation a reality for us. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	24
Revolving Credit Balance:	$13,608.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 436527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436527	$4,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436527. Member loan 436527 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,504 / month
Current employer:	na	Debt-to-income ratio:	0.96%
Length of employment:	n/a	Location:	mayetta, KS

Home town:	Mayetta
Current & past employers:	na
Education:

This borrower member posted the following loan description, which has not been verified:

My name is renetta if i recieve the loan I will use it for home repairs, i will be able to pay it back with my monthly social security check.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$757.00	Public Records On File:	0
Revolving Line Utilization:	13.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436551

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436551	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436551. Member loan 436551 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Goldman Sachs	Debt-to-income ratio:	9.63%
Length of employment:	1 year 5 months	Location:	NEW YORK, NY

Home town:	Ahemdabad
Current & past employers:	Goldman Sachs, General Electric
Education:	Georgia Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Hi, With the way the current market is, I am looking to take charge of my finances and consolidate my credit card debt. I am hoping to pay off this loan in a quicker fashion than how long it would take me to pay off the credit cards (due to high interest rates). Thanks.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,199.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436552	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436552. Member loan 436552 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$9,167 / month
Current employer:	Center for Autism and Related Disorders, Inc. (CARD)	Debt-to-income ratio:	24.00%
Length of employment:	4 years 5 months	Location:	Carlsbad, CA

Home town:	Rescue
Current & past employers:	Center for Autism and Related Disorders, Inc. (CARD), Sunrise Senior Living, Hewlett-Packard, Vector Marketing
Education:	University of California-Los Angeles (UCLA), Maric College - San Diego

This borrower member posted the following loan description, which has not been verified:

When you get your first credit card, everyone always warns you to be careful that things don't spiral out of control. That was a lesson I had to learn the hard way, apparently! I've always made my payments on time and never defaulted on any of my accounts. I'm now 27, married, both my husband and I have steady jobs in stable industries, and we're looking forward to someday starting a family. However, with the way credit card companies are increasing their interest rates, it feels like I'll never got ahead of my debt enough to do so! When we got married, we used all monetary gifts to pay off most of our debt, and no longer use the cards we have. I'm looking for a loan to consolidate the rest of our debt so that I can get ahead of my payments and start to see a light at the end of the tunnel.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,415.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436556	$1,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436556. Member loan 436556 was requested on August 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Aspire	Debt-to-income ratio:	14.40%
Length of employment:	5 years	Location:	BUFFALO, NY

Home town:	Getzville
Current & past employers:	Aspire
Education:	Buffalo State College

This borrower member posted the following loan description, which has not been verified:

Hi! I need a loan just to start me off of my new apt. In the summertime, my hours get reduced, yet I work full-time. I have a full-time job and love my job. I am a little short and going to be in a new apt. I just need to get the basics. I will not use the money for gambling or anything that is a want. I promise to pay this loan and my goal is to pay it off early and become financial responsible.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,994.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436567	$10,400	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436567. Member loan 436567 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Home Depot	Debt-to-income ratio:	17.45%
Length of employment:	9 years 3 months	Location:	MANASSAS, VA

Home town:	San Andreas
Current & past employers:	The Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

trying to make my credit cards into one payment and pull myself out of the grip of credit cards.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,373.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436611	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436611. Member loan 436611 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	On the Route Bicycles and Trek Bicycles Michigan Ave	Debt-to-income ratio:	17.05%
Length of employment:	15 years 11 months	Location:	CHICAGO, IL

Home town:	Hyannis
Current & past employers:	On the Route Bicycles and Trek Bicycles Michigan Ave
Education:	Cornell

This borrower member posted the following loan description, which has not been verified:

In business 15 years. Need loan for opening third location. Using current line of credit @ 3%, but this will cushion my position in a comfortable fashion. I'll auto pay the entire term of the loan, and may very well pay before term ends. Regards, Denis Smith

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	46
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436649	$5,175	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436649. Member loan 436649 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	self	Debt-to-income ratio:	20.64%
Length of employment:	n/a	Location:	los angeles, CA

Home town:	portland
Current & past employers:	self, Telefund, Inc., Market Developoment Company, Music Matters
Education:	LACC, TSU, Nashville Tech, Vanderbilt University

This borrower member posted the following loan description, which has not been verified:

as a student of legal studies, i want to continue my legal education in business and media law as i develop a marketing company to network hollywood artists with viable web-based structures. in contrast to primitive industry methods, the capital will go towards cutting edge dispersal methods, tour structuring, branding, merchandising, and multi-media tie-ins. the success of premium artists in the live touring marketplace will easily replenish the investment capital.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,177.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436657	$7,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436657. Member loan 436657 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	23.32%
Length of employment:	n/a	Location:	Norwalk, OH

Home town:	Norwalk
Current & past employers:	Berry Plastics, Lake Park Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I want to borrow money to pay off credit card debt at a much lower interest rate.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,430.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436687	$3,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436687. Member loan 436687 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Schlotzsky's Deli	Debt-to-income ratio:	0.00%
Length of employment:	2 years 6 months	Location:	WACO, TX

Home town:	Corsicana
Current & past employers:	Schlotzsky's Deli, Germania Insurance, Inc.
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to finance my education with Baylor University. I have two semesters left before I graduate and my financial aid won't cover all of my expenses. I am working part-time to pay for my rent and living expenses, and the amount I make will also cover the payments on this loan.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,717.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436696

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436696	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436696. Member loan 436696 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Thai Chili	Debt-to-income ratio:	13.63%
Length of employment:	2 years 8 months	Location:	Sumter, SC

Home town:
Current & past employers:	Thai Chili
Education:	PSU

This borrower member posted the following loan description, which has not been verified:

We'd like to expand our business to new location and need some capital for back-up,and securing the lease purpose.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	48
Revolving Credit Balance:	$259.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436709	$10,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436709. Member loan 436709 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	IT Consultant	Debt-to-income ratio:	10.67%
Length of employment:	3 years 2 months	Location:	Austin, TX

Home town:
Current & past employers:	IT Consultant, Self-employed IT Consultant
Education:	Austin Community College

This borrower member posted the following loan description, which has not been verified:

We are serious about being debt free and started paying off our credit card debt that we've accumulated over the past 10 years. I want to reach that goal, based on our income and ability to pay towards our debt, in mid 2010. Our current situation is: 8 credit cards with interest rates 21.90% - 29.99% with a total of $10,757 1 credit card at 16.99% with $3,412 2 credit cards at 9.99% & 10.90% with $5,151 We don't qualify for any 0% balance transfer credit cards at the moment, and at this point I am trying to refinance the very expensive portion of our debt (> 20%) at a lower rate. Realistically somewhere in the 10% - 15% range. The $10,000 loan from you would be used to pay off all 8 credit cards with the 20+ percent interest rates. Right now we are paying minimum payments on all cards , and about $700 - $1000 a month towards the currently most expensive card. I am a self-employed IT consultant Texas and I will be making around $125k this year.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,575.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436721

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436721	$2,700	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436721. Member loan 436721 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,125 / month
Current employer:	Self employed maid services	Debt-to-income ratio:	0.89%
Length of employment:	22 years 3 months	Location:	gainesville, FL

Home town:	miami
Current & past employers:	Self employed maid services
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

My son is currently taking his last 30 credits at the university of florida in order to earn a degree in computer software engineering. Unfortunately he has fallen on hard times due to the economy causing quite a decrease in part time jobs. He was currently holding two jobs in order to pay his rent and tuition but was laid off by one recently to staff shortages. Unfortunately now he is unable to pay his tuition for the upcoming semester and i also am unable to help him in my current economic state. I am a single mother that works as a maid in order to support him and my other son that is currently entering his first year of college. Both my sons are hardworking students , especially my eldest who has worked since he started college to pay for his tuition and rent. I currently earn enough to meet my rent and other expenses but have been unable to come up with enough money to cover his tuition that is due in a couple of days. If it were monthly installments then i could but am unable to pay the lump sum as of now. Please help me further my son's education, any help is greatly appreciated and the money borrowed will be paid back as quickly as possible. Many thank in advance.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436743	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436743. Member loan 436743 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Hampton Roads Landscaping and Lawn Care	Debt-to-income ratio:	2.88%
Length of employment:	4 years 8 months	Location:	VIRGINIA BEACH, VA

Home town:	Norfolk, VA
Current & past employers:	Hampton Roads Landscaping and Lawn Care, PCI Homes, INC
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

I have good credit, and a stable job. I just want to pay off some bills and have a little extra as a cushion. My credit is good as I have been working hard for the past couple years paying bills off and on time. I want to keep it that way so know you will be paid on time.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	16
Revolving Credit Balance:	$2,556.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436807	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436807. Member loan 436807 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	15.80%
Length of employment:	9 years 6 months	Location:	Colorado Springs, CO

Home town:	Denver
Current & past employers:	Lockheed Martin Corp., US Army
Education:	Colorado Technical University, National American University-Colorado Springs

This borrower member posted the following loan description, which has not been verified:

My wife and I are trying to consolidate our high interest credit card debt. Due to the sweeping credit card changes most of our card limits were dropped and or rates were hiked, in some cases by as much as 12%. This drove down our credit score. I would like to consolidate these cards into one loan and lose the high interest payments. We are very reliable and financially responsible, thank you for your help.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	53
Revolving Credit Balance:	$68,723.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436852	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436852. Member loan 436852 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Travis Consulting LLC	Debt-to-income ratio:	5.12%
Length of employment:	5 years 4 months	Location:	BARRINGTON, RI

Home town:	Barrington
Current & past employers:	Travis Consulting LLC
Education:	Plymouth State University

This borrower member posted the following loan description, which has not been verified:

The loan is for a used car. Steve

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,215.00	Public Records On File:	0
Revolving Line Utilization:	65.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436854	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436854. Member loan 436854 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	kwicksilver	Debt-to-income ratio:	8.34%
Length of employment:	1 year 5 months	Location:	OAKLAND, CA

Home town:	Oakland
Current & past employers:	kwicksilver, daly city tires
Education:

This borrower member posted the following loan description, which has not been verified:

Im interested in a loan for the purchase of business equipments.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,686.00	Public Records On File:	0
Revolving Line Utilization:	11.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436887

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436887	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436887. Member loan 436887 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,628 / month
Current employer:	Mi Jee Beauty Salon	Debt-to-income ratio:	22.70%
Length of employment:	4 years 5 months	Location:	los angeles, CA

Home town:	los angeles
Current & past employers:	Mi Jee Beauty Salon, Hankuk Sauna
Education:	Seoul University, Seoul, Korea

This borrower member posted the following loan description, which has not been verified:

Hi. I am applying for a personal loan to try to pay for my high interest rate credit card balances.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	63
Revolving Credit Balance:	$48,268.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436891	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436891. Member loan 436891 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,500 / month
Current employer:	Los Angeles County	Debt-to-income ratio:	1.34%
Length of employment:	22 years 9 months	Location:	Glendale, CA

Home town:	Atascadero
Current & past employers:	Los Angeles County
Education:	Centralia Community College, Knapp Business College

This borrower member posted the following loan description, which has not been verified:

Employed with the same employer, Los Angeles County for 23 years. Plan to work at least seven more years since my health is very good. Need to take a MUCH needed vacation. Spend my childhood in Europe (was an Army Brat) and want to take a long vacation back to Germany. Also need to make some repairs to my vehicle.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,611.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436955	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436955. Member loan 436955 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,230 / month
Current employer:	Euthenics Inc.	Debt-to-income ratio:	21.49%
Length of employment:	3 years 3 months	Location:	LAKEWOOD, OH

Home town:	Millersburg
Current & past employers:	Euthenics Inc.
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off high interest credit cards and allow us to begin saving for a house to be bought in a few years.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,695.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436994	$9,325	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436994. Member loan 436994 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	ADOMANT INC.	Debt-to-income ratio:	21.94%
Length of employment:	4 years	Location:	Deerfield Beach, FL

Home town:	Pompano Beach
Current & past employers:	ADOMANT INC., Fort Lauderdale Health and Rehabilitation
Education:	University of North Carolina at Greensboro (UNC)

This borrower member posted the following loan description, which has not been verified:

I have been involved with Real Estate since I was 21, I am now 40. I have a couple of opportunities to purchase single family homes for cash from friends for 50-60% below current market prices. There are no liens on these properties and I can purchase for 15,000 and current low market is 35,000-45,000. These are homes that sold for 55,000 to 70,000 back in 1998-2002. The extra 5,000 will cover closing, cash flow and cleanup and can relist 28000-32000 for quick sale, or hold for a few years. This is truly an opportunity of a life time, that can't be passed up. The de leveraging phase that we just experienced we haven't seen since the great depression, but back then the governments were not artificially increasing the money supply to replace the scared and critical funds that have been sitting on the sidelines and now starting to get put to work. If I held these properties for the 3 year term and sold, a very conservative value would be 55,000-65,000 which is where they were back in September and October of 2008. Thank you for your time in advance and I look forward to doing business with you!!

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,038.00	Public Records On File:	1
Revolving Line Utilization:	98.60%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437071	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437071. Member loan 437071 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	testori	Debt-to-income ratio:	0.48%
Length of employment:	7 years 8 months	Location:	east haven, CT

Home town:	New Haven
Current & past employers:	testori
Education:

This borrower member posted the following loan description, which has not been verified:

Use to buy a piece of land

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	22
Revolving Credit Balance:	$18.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437111

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437111	$16,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437111. Member loan 437111 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Acentric Video Production	Debt-to-income ratio:	1.83%
Length of employment:	1 year	Location:	Lyons, CO

Home town:	Detroit
Current & past employers:	Acentric Video Production, Self
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a profitable video production company. I am 52, have 4 years of experience in this specific industry and 6 more running small businesses. I have qualified for an SBA loan but need an additional $10,000 to make the downpayment. The business can suppost the loan payments and I would expect to pay it back in full by 6/2010 I have 800+ credit scores, and own my home for past 14 years

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,228.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437117	$4,900	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437117. Member loan 437117 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	10.33%
Length of employment:	n/a	Location:	port saint lucie, FL

Home town:	Port Saint Lucie
Current & past employers:
Education:	Indian River Community College

This borrower member posted the following loan description, which has not been verified:

I would like a loan for 3500 to pay off my credit cards. I am separated from the United States Air Force, and currently on unemployment for the time being. I make 1200 a month on unemployment, and will be stable at making sure that you will be payed back the money every month on time. My interest rate through my credit card company is 28.99 % so my reasoning for applying for a loan through you is to have a better interest rate. I have had a loan before, through my bank for 10,988 and i never missed a payment. Thank you for considering me, Sara V. Koester

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,833.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437119	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437119. Member loan 437119 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	SGS North America	Debt-to-income ratio:	10.13%
Length of employment:	10 years 3 months	Location:	Chester, SC

Home town:	Chester
Current & past employers:	SGS North America, SGS North America OG&C
Education:	Trevecca Nazarene University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate two credit cards so that I may get out of debt quicker. I have always taken my debt serious and have a great credit history of paying on time and not being late. My credit history speaks for itself. I have always been a very reliable and responsible person when it comes to my financial situation. I have a son who is in college and he did not start right out of HS. He wasted time and opportunity. He has no one else to help him. I hope to use some of the loan to help. I hope you can help me in this time of need. Thanks, Terry

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	70
Revolving Credit Balance:	$12,247.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437123	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437123. Member loan 437123 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Retired	Debt-to-income ratio:	18.44%
Length of employment:	n/a	Location:	Moss Point, MS

Home town:	Brookhaven
Current & past employers:	Retired, Trinity Hospice, Quality Hospice, Memorial Hospital at Gulfport
Education:	University of New Orleans, Mississippi Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

I am wanting to pay off other bills and pay just one card bill at a lower rate. I have excellent credit to begin with and have been a responsible creditor. I also have reliable income from an investment income from an oil well royalty every month that has been producing for years and a promissory note from a reliable borrower who has been paying on time for the last 5 years and has 5 more years on it to pay. I also get disability income and do work part-time at RN jobs occasionally. I hope that you can help me get this lower rate as this website says. Thanks in advance for your consideration. I also live in Mississippi which there isn't any state listed in your states so I am putting Louisiana which isn't correct on the personal info line on the next web page so this will get to you.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	27
Revolving Credit Balance:	$18,742.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437128	$12,300	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437128. Member loan 437128 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Marlin Crawler	Debt-to-income ratio:	23.10%
Length of employment:	28 years 8 months	Location:	fresno, CA

Home town:	Tujunga
Current & past employers:	Marlin Crawler
Education:	Pacific Union College

This borrower member posted the following loan description, which has not been verified:

I feel that I am a good candidate for a better rate. I make my payments on time!

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$190,153.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437129	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437129. Member loan 437129 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	harry s peterson	Debt-to-income ratio:	14.66%
Length of employment:	5 years 4 months	Location:	williamstown, NJ

Home town:	Vineland
Current & past employers:	harry s peterson
Education:	Pennco Tech

This borrower member posted the following loan description, which has not been verified:

I need to put a new septic system in. If you check my payment history for last five years, I have ZERO late payments. I make sure I pay all my bills on time.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,135.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437131	$14,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437131. Member loan 437131 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	The Judge Rotenberg Center	Debt-to-income ratio:	4.99%
Length of employment:	12 years	Location:	Bridgewater, MA

Home town:	Boston
Current & past employers:	The Judge Rotenberg Center
Education:	Massasoit Community College

This borrower member posted the following loan description, which has not been verified:

Hello, This loan will be used for several different items. A new (used) car- 10,000 Travel to a friends wedding in Jamica Feb 2010- 2,000 Certficate course- 2,000 I'm trying to establish more credit and raise my credit score, currently 677. When I was younger I made some mistakes with credit, I was able to fix those mistakes and will never make those mistakes again, I have learned my lesson about credit. My current expenses are 187/month for my current car, which is in need of replacing and insurance is 75/month. My husbands income is used to cover the motgage (the mortgage is under his name and credit) 1900/month and all other expenses. I'm secure in my job, been there 12+ years and have a decent income of 45-50,000/year. If you need any more information or have any questions please let me know. Thanks,

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	40
Revolving Credit Balance:	$100.00	Public Records On File:	1
Revolving Line Utilization:	4.00%	Months Since Last Record:	33
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437133	$17,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437133. Member loan 437133 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,666 / month
Current employer:	Kansas City Symphony	Debt-to-income ratio:	24.92%
Length of employment:	2 years	Location:	RAYMORE, MO

Home town:	Kansas City
Current & past employers:	Kansas City Symphony, Unicorn Theatre, Kansas City Repertory Theatre
Education:	University of Missouri-Columbia, Missouri State University, University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

I've spent the last two years working to pay off my high interest credit card debt. In the last two years, I've paid off two credit cards and was able to get my last three down to almost half of what they were before. But the interest rates on two of my cards are sinking me. I have the money to pay the bills I just can't get anywhere with the completely exorbitant rates I have. I'm ready to take these individual payments and put them all in one payment w/ a reasonable interest rate to get this debt paid off. I'd like to start expanding my family and possibly upgrade our home in the next two years, so I am motivated to get these paid of quickly and all I need it your help!!! Thank you!

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	18
Revolving Credit Balance:	$16,372.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437150

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437150	$4,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437150. Member loan 437150 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Bostik Inc.	Debt-to-income ratio:	11.91%
Length of employment:	9 years 5 months	Location:	Westampton, NJ

Home town:	Staten Island
Current & past employers:	Bostik Inc., Manhattan Management Company, LLC
Education:	Burlington County College, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan request is to consolidate four higher interest credit cards / lines into one easy to manage monthly payment. While this loan will definitely make managing the monthly bills easier, it will save me significant money on interest in the long run. My credit history and FICO score should be on the high end, or above the national US average.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,429.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437155	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437155. Member loan 437155 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,888 / month
Current employer:	Boston Childrens Hosp.	Debt-to-income ratio:	0.37%
Length of employment:	3 years 5 months	Location:	lynn, MA

Home town:	Somerville
Current & past employers:	Boston Childrens Hosp., Beverly Hospital
Education:	umass boston

This borrower member posted the following loan description, which has not been verified:

Hi everyone. Im getting married. Im looking for a loan provider who will provide the best services. Im looking to pay my loan off in no more then 5 month.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	50
Revolving Credit Balance:	$44.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437160

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437160	$15,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437160. Member loan 437160 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Southwest Racquetball & Fitness	Debt-to-income ratio:	8.78%
Length of employment:	10 years 1 month	Location:	odessa, TX

Home town:	alton
Current & past employers:	Southwest Racquetball & Fitness, Pason systems USA
Education:	Odessa College

This borrower member posted the following loan description, which has not been verified:

The money will be used for a variety of things to increase the membership of our racquetball club for our tenth year aniversary. The primary use of the money will be to cover additional tempory staff to help with the membership drive and the cost of the printed materials and distribution, in our area of concentration. According to our previous membership programs we have run in the same time period, we should get a return of about 1.5% on our distributed materials, which should result in generating an additional $3000 - $4000 a month in gym revenue. thank you for your time and support Harley Gwyn owner Southwest Racquetball & Fitness 5000 Hanover Dr Odessa TX 79761

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	23	Months Since Last Delinquency:	14
Revolving Credit Balance:	$479.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437167	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437167. Member loan 437167 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,372 / month
Current employer:	Unemployed / Disabled	Debt-to-income ratio:	17.36%
Length of employment:	8 years 6 months	Location:	Interlachen, FL

Home town:	Tampa
Current & past employers:	Unemployed / Disabled, Hudson Pulp & Paper Mill /Gerogia Pacific
Education:	St Johns Community College / (only one term )

This borrower member posted the following loan description, which has not been verified:

Lenders,I'm a disabled Vietnam vet with some high interest debt.I want to pay off my high interest debt ,then pay off my lower interest debt.My credit scores are good now.I want to buy a house. THANKYOU!!!!!

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$991.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437195	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437195. Member loan 437195 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,933 / month
Current employer:	Rand Eye Institute	Debt-to-income ratio:	13.33%
Length of employment:	9 years	Location:	Pompano Beach, FL

Home town:	South Hampton
Current & past employers:	Rand Eye Institute, Sports Medicine Orthopedics
Education:	Atlantic Technical Center

This borrower member posted the following loan description, which has not been verified:

I am 66 yrs old and have had good credit most of my life. I want to consolidate a couple of credit cards into 1 loan with lower interest and payment so I can pay them off sooner. I am now recieving social security and work full time as a nurse (lpn) and personal assistant for a world renown eye surgeon. I have been in this position for over 5 years now and will be there until I decide to retire, but I am not planning on that until 69 or 70. This consolidation is part of this plan and very achievable with your help. With the banks not lending right now, I was recommended by a friend who has had a great experience with your club. Thank you, and I look forward to doing business with you.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,026.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437200	$9,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437200. Member loan 437200 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	TinWerks Corporation	Debt-to-income ratio:	12.01%
Length of employment:	6 months	Location:	Chicago, IL

Home town:	Naperville
Current & past employers:	TinWerks Corporation, VinCenzo International, CDW Corporation, TinPax Corporation
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

My girlfriend is in a horrible auto loan and is upside down on it as well. We don't need her car as we moved into downtown Chicago. She is selling the car, and I need to pay off the balance of the loan. Help!!! The loan will be in my name, I have good credit and we don't need this stress and waste of money anymore.. Thanks..Dave

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,474.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437221

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437221	$5,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437221. Member loan 437221 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,483 / month
Current employer:	Cricket Communicaitons	Debt-to-income ratio:	13.63%
Length of employment:	8 years 9 months	Location:	Sugar Land, TX

Home town:	El Paso
Current & past employers:	Cricket Communicaitons, Target
Education:	Colorado Technical University

This borrower member posted the following loan description, which has not been verified:

Debt to income high, but have never missed a payment to a lender. please consider this

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,128.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437237	$1,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437237. Member loan 437237 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	OryonTechnologiesDevelopment	Debt-to-income ratio:	16.80%
Length of employment:	2 years 6 months	Location:	Phoenix, AZ

Home town:	Phoenix
Current & past employers:	OryonTechnologiesDevelopment, Jayco Interface Technologies, Paneltec, Inc.
Education:	Rio Salado College, Estrella Mountain Community College

This borrower member posted the following loan description, which has not been verified:

I was on my way to work today when my car overheated. The repairs (dead water pump, belts, radiator hoses, etc) is almost $1000. I need to fund this to get my car back. Thank you.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	40
Revolving Credit Balance:	$8,035.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437284	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437284. Member loan 437284 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	holland township	Debt-to-income ratio:	18.89%
Length of employment:	6 years 8 months	Location:	hightstown, NJ

Home town:
Current & past employers:	holland township
Education:	Middlesex County College

This borrower member posted the following loan description, which has not been verified:

consolidation loan to pay off 2nd car and sell

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	61
Revolving Credit Balance:	$15,074.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437307

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437307	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437307. Member loan 437307 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	United Airlines	Debt-to-income ratio:	14.93%
Length of employment:	21 years 10 months	Location:	East Weymouth, MA

Home town:	East Weymouth
Current & past employers:	United Airlines
Education:	north eastern

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan to consolidate my debt into one low payment my credit is in a good range and I have no negative payments on my credit report. I am a single dad and have a 2 year old daughter that i adore and i want to be able to provide a better life for her this loan would free me up of high intrest and and improve my weekly cash flow so I could provide more for her and help with child care and pre school cost. I'm 45 years old and started a family late i have been employed at the same job for 22 years. i am determined to change our lives around. with the low payments and my yearly tax return i believe i can pay off this loan in 3 years or less. Thank-you for your consideration to this matter

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	69
Revolving Credit Balance:	$49.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437323	$3,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437323. Member loan 437323 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	self	Debt-to-income ratio:	15.26%
Length of employment:	20 years	Location:	GULF SHORES, AL

Home town:	Mobile
Current & past employers:	self, Peninsula Racquet Club
Education:	Some College

This borrower member posted the following loan description, which has not been verified:

Daughter needs a little help until next April, so I agreed to borrow $3,000.00 for her. If she pays me back ...good, if she doesn't I'll consider it a gift to her.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1980	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,380.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437327

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437327	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437327. Member loan 437327 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,371 / month
Current employer:	American Roadside	Debt-to-income ratio:	10.59%
Length of employment:	2 years 10 months	Location:	Brentwood, NY

Home town:	Brentwood
Current & past employers:	American Roadside
Education:	Adelphi University

This borrower member posted the following loan description, which has not been verified:

I am seeking this loan in order to pay off all of my existing credit debt. With the recent economic situation, the apr's on all of my credit account have skyrocketed and I'm basically just paying them interest every month and not making any progress on the principal amounts. I would like to be able to pay off all of my high interest debt and be able to consolidate to a smaller monthly loan payment; I'm currently paying over $1000 a month to all of my creditors combined. I want to assure lenders that I am a responsible person. I have secure, full time employment that provides me with a weekly paycheck, and I always pay all of my bills on time; regardless of where that puts my "spendable cash" for the week. I have cut back spending in every aspect of my life, hoping to make bigger payments and make some progress, but I am getting absolutely nowhere. My biggest fear is slowly becoming a reality where even when I dont use credit cards and i make my monthly payments; the balances are still going up. I would truly appreciate the opportunity to get my head above water again.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	66
Revolving Credit Balance:	$11,382.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437330	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437330. Member loan 437330 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,417 / month
Current employer:	COBRA ROOFING SERVICES	Debt-to-income ratio:	8.53%
Length of employment:	6 years 8 months	Location:	SPOKANE, WA

Home town:	Renton
Current & past employers:	COBRA ROOFING SERVICES, MOSS ADAMS
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

This is a loan request to be used to help cover a down payment to purchase real estate.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	36
Revolving Credit Balance:	$23,474.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437349	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437349. Member loan 437349 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,852 / month
Current employer:	Aker Solutions	Debt-to-income ratio:	13.84%
Length of employment:	20 years 9 months	Location:	Crestwood, KY

Home town:	Evansville
Current & past employers:	Aker Solutions
Education:	Sullivan University, University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

Upon receipt of funding, I will consolidate several loans into one payment. I have never had a late payment in 26 years of credit history and have a good FICA score.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,233.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437372	$20,000	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437372. Member loan 437372 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	SKS Properties LLC	Debt-to-income ratio:	0.00%
Length of employment:	1 year	Location:	Baltimore, MD

Home town:	Baltimore
Current & past employers:	SKS Properties LLC
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to get SKS Properties LLC up and running. SKS Properties LLC is a Maryland based real estate investment company, that currently has one property. We hope to have 5 before the end of year one. Investers are welcome please feel free to contact.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	19
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437379

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437379	$2,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437379. Member loan 437379 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Howard Lee Schiff	Debt-to-income ratio:	23.77%
Length of employment:	8 years 3 months	Location:	Manchester, CT

Home town:	BROOKLYN
Current & past employers:	Howard Lee Schiff
Education:

This borrower member posted the following loan description, which has not been verified:

i had some money stolen from me need to catch up on some bills until i can make a bonous next month.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$440.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437391	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437391. Member loan 437391 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,875 / month
Current employer:	Noble Energy	Debt-to-income ratio:	11.29%
Length of employment:	1 year	Location:	Denver, CO

Home town:	St. Louis
Current & past employers:	Noble Energy, TransMontaigne
Education:	University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

We've paid for most of the wedding, but we need a short-term loan to help pay for the rest of our wedding expenses.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	26
Revolving Credit Balance:	$6,827.00	Public Records On File:	2
Revolving Line Utilization:	64.30%	Months Since Last Record:	40
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437401	$2,200	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437401. Member loan 437401 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Mount Diablo School District	Debt-to-income ratio:	1.43%
Length of employment:	6 years	Location:	Danville, CA

Home town:	Santa Monica
Current & past employers:	Mount Diablo School District
Education:	University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

Hello all, I own a home and have been wanting to remodel the kitchen for sometime. Unfortunately, my bank isn't allowing me to take a small home equity loan, so I'm looking to you, the gracious lending club members to help me out. As you see, I have little to no debt and have a solid income to repay this loan. I simply don't have the lump some of money on hand. Thanks in advance!

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$441.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437422	$8,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437422. Member loan 437422 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,053 / month
Current employer:	ag accounting, llc	Debt-to-income ratio:	17.68%
Length of employment:	6 years 1 month	Location:	reno, NV

Home town:	orinda
Current & past employers:	ag accounting, llc, price waterhouse
Education:	California State University-Chico (CSU Chico)

This borrower member posted the following loan description, which has not been verified:

Consolidating several small balance, high rate credit cards. Expiring promotional balance transfer offers on these cards have dramatically increased my overall interest costs. Because of relatively high income, I have been able to comfortably service my remaining credit card debt since it is fixed at more favorable life-of-loan balance transfer rates. I'm applying for lending club installment-type financing to payoff the various small balance, high rate revolving balances and better manage my credit utilization.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	4
Revolving Credit Balance:	$55,045.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437482	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437482. Member loan 437482 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Henry Schein	Debt-to-income ratio:	21.36%
Length of employment:	9 years	Location:	Liverpool, NY

Home town:	Syracuse
Current & past employers:	Henry Schein, Benco Denal
Education:	Vocational School

This borrower member posted the following loan description, which has not been verified:

My husbands business is not doing well, since March it has been slowing down and July was our worst month. I have a great job, but trying to keep our business going for at least one more month, our home billing are suffering and we have never been in this situation. I have no where else to go for money, we have exhausted everything, to try to keep the business going. September we always get going again, so our prayers are that this year we will see it swing upward again. My work is down with dentist not purchasing dental equipment over the last 2 years, that is where my commissions usually happen, so I am down as well. But steady and a paycheck.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	70
Revolving Credit Balance:	$26,473.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437498	$2,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437498. Member loan 437498 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,510 / month
Current employer:	Cornell University	Debt-to-income ratio:	15.38%
Length of employment:	5 years 1 month	Location:	Locke, NY

Home town:	Ithaca
Current & past employers:	Cornell University
Education:	Tompkins-Cortland Community College, Cornell University

This borrower member posted the following loan description, which has not been verified:

I have been offered another loan for this amount from another bank I do business with and just wanted to check with others. I don't really need the loan, but the extra money would make things not as tight when it comes to expenses during this joyest wedding time. Thank you, Allen

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,759.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437507	$3,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437507. Member loan 437507 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Angel Otero	Debt-to-income ratio:	8.89%
Length of employment:	1 month	Location:	Astoria, NY

Home town:	Springfield
Current & past employers:	Angel Otero, Brooklyn Arts Exchange, Boxart, Inc.
Education:	School of Visual Arts, Greenfield Community College

This borrower member posted the following loan description, which has not been verified:

I am artist. This money will be used for projects and personal expenses. I just got a new job and need to catch up on all my expenses. This amount of money should do it. I always pay my bills on time and never defaulted.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,869.00	Public Records On File:	0
Revolving Line Utilization:	99.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437519

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437519	$4,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437519. Member loan 437519 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	R E LEE ELECTRIC CO. INC.	Debt-to-income ratio:	21.85%
Length of employment:	2 years	Location:	WASHINGTON, DC

Home town:	SPRINGFIELD
Current & past employers:	R E LEE ELECTRIC CO. INC., United Parcel Service
Education:	FAIRFAX COUNTY ACE APPRENTICESHIP

This borrower member posted the following loan description, which has not been verified:

The money will be used for consolidating bills from two health care institutions. The outstanding bills are from my spouse's and I first child. This idea for a small loan came to me recently. If i can get the loan at a low interest rate, and be able to pay it off in 36 months,that would help.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,733.00	Public Records On File:	0
Revolving Line Utilization:	10.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437538

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437538	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437538. Member loan 437538 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	The Orvis Company	Debt-to-income ratio:	17.86%
Length of employment:	14 years 8 months	Location:	Roanoke, VA

Home town:	Ronaoke
Current & past employers:	The Orvis Company
Education:

This borrower member posted the following loan description, which has not been verified:

We have a lot of debt that was incurred years ago when we were younger and we've been paying it faithfully for years. Even when times were hard, always paying late fees or overlimit fees, we've never not made a payment. We're trying to downsize our credit and have recently closed cards in order to pay them off. We have lots of small cards that we'd love to do away with. We now realize the meaning of good credit and would love to consolidate and get the number of cards we have reduced. We don't owe tons of money but we have too much out in too many directions. Because of that, no one wants to risk it. We'd really like to get a new start and not have to live paying so much to interest rates. Please consider that we've never not paid anyone.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$21,990.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437563

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437563	$5,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437563. Member loan 437563 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,483 / month
Current employer:	att mobility	Debt-to-income ratio:	20.21%
Length of employment:	7 years 1 month	Location:	wichita falls, TX

Home town:	Manila
Current & past employers:	att mobility
Education:	Midwestern State University

This borrower member posted the following loan description, which has not been verified:

i will pay my credit card and medical expenses.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,986.00	Public Records On File:	1
Revolving Line Utilization:	38.80%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437572	$18,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437572. Member loan 437572 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	J. Brown Realty Development	Debt-to-income ratio:	18.16%
Length of employment:	12 years	Location:	Andover, MA

Home town:
Current & past employers:	J. Brown Realty Development
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

Hi: I am in the final year of my undergraduate education and I need $18,000 as my financial aid has fallen short. Kindly, consider my application, I have excellent credit (720 plus fico) on my credit report and I am more than able to pay the loan back. Best, Steve Kipuros

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	27
Revolving Credit Balance:	$21,383.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 437580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437580	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437580. Member loan 437580 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Rebling Plastics	Debt-to-income ratio:	19.75%
Length of employment:	6 years 3 months	Location:	Southampton, PA

Home town:
Current & past employers:	Rebling Plastics
Education:

This borrower member posted the following loan description, which has not been verified:

I AM APPLYING FOR THIS LOAN TO PAY OFF MY AMEX CARD & CLOSE THE ACCOUNT. ALTHOUGH MY CREDIT HISTORY WITH AMEX IS GREAT, I HAVE RECEIVED NOTICE THAT THEY ARE RAISING MY RATE ANYWAY, JUST LIKE MOST CREDIT CARD COMPANIES ARE DOING IN THIS ECONOMY.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	59
Revolving Credit Balance:	$12,377.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437589	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437589. Member loan 437589 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	SUPER FRESH/ A&P TEA CO. INC.	Debt-to-income ratio:	23.10%
Length of employment:	17 years	Location:	OCEAN VIEW, DE

Home town:	TRENTON
Current & past employers:	SUPER FRESH/ A&P TEA CO. INC., SHOPRITE FOOD MKTS.
Education:	University of the Sciences in Philadelphia

This borrower member posted the following loan description, which has not been verified:

I have good credit & have always paid my bills on time & over amount due when allowed. I am trying to build up a cash reserve quickly & would like to use a loan to reach goal.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,633.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437597	$20,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437597. Member loan 437597 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	ADOMANT INC.	Debt-to-income ratio:	19.07%
Length of employment:	8 years	Location:	Deerfield Beach, FL

Home town:	Staten Island
Current & past employers:	ADOMANT INC., J.P. Turner Securities, First Hanover Securities
Education:

This borrower member posted the following loan description, which has not been verified:

I am a private investor and have been involved with the RE and equity markets for over 14 yrs. My wife also has extensive experience in the RE market. We have a couple of friends who need cash and are willing to unload properties to us for 1/2 of what they are currently worth. I ahve watched this market in South Florida since I moved here in early 2001, and these same properties were around 65k back then. I called the top of the inflated bubble back in 05-06 and just recently anticipated the bottom of the equity markets back in march. I am currently protecting my positions at these levels because we should see a nice pullback before we head back above the 10k level on the dow jones. i do not wish to liquidate to purchase these properties, just in case we make a move to 10k before the pullback. I am a highly experienced options and futures trader and cna tell you from experience that no one makes money chasing markets, you wait for them to pull back to load up and you watch the charts they are your best friend. That is why we are looking for liquidity, and it will be paid back in 6-12 months if not sooner. i am in the process of liquidating some equipment from a business that I sold last year. I am here to help with market advise if needed. Thank you and look forward to a great working relationship.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,157.00	Public Records On File:	1
Revolving Line Utilization:	99.20%	Months Since Last Record:	61
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437619

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437619	$10,775	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437619. Member loan 437619 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Oppermann Webbing, Inc.	Debt-to-income ratio:	23.62%
Length of employment:	2 years 5 months	Location:	Simpsonville, SC

Home town:	San Juan
Current & past employers:	Oppermann Webbing, Inc.
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

The reason for this loan is to consolidate credit cards into one payment at a lower interest rate. I have experienced a good credit history up to last year when I had to forego an investment property in Florida. I tried to keep the property, but was not possible with the real estate market in South Florida.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	8
Revolving Credit Balance:	$24,704.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437684	$6,600	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437684. Member loan 437684 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,350 / month
Current employer:	Law Office	Debt-to-income ratio:	2.87%
Length of employment:	3 years	Location:	Alhambra, CA

Home town:
Current & past employers:	Law Office
Education:	Ohio State University-Main Campus, Glendale Community College

This borrower member posted the following loan description, which has not been verified:

Hi, everyone. Thank you for reading my loan request. As I mentioned in the title, first part of the loan is for my root canal. I need to come up with 1900.00 to do root canal for 2 teeth that is currently bringing me a lot of pain. I can't eat too much or hard food. My company just started to offer health insurance for employees 2 months ago. So I thought I can use the benefit to repair my teeth, but I found out that root canal is not covered by the insurance policy. So I have to come up with 1900.00 from my own pocket to fix the teeth and get rid of the pain. But it is an unexpected spending to me, so I am not able to afford 1900.00 at one time. I have saving, but since I still have fixed expenses every month, including rent, phone bill, insurance, credit cards debt ,etc. I don't have that much left to fund the root canal treatment but around 400.00 now. So I really need you help with the 1600.00 so that I can have my teeth saved in the next two weeks instead of removing them eventually. For the rest of 5000.00, I am going to use it to consolidate my high interest rate credit cards debt. Although I am able to make payments on each credit card on time monthly, but since the interest rate is not fixed, I still feel insecure to have such debts. And making payments different times a month really frustrates me and I have been trying to find a way to consolidate them. But the interest rate from banks are so high, and even the lowest interest rate for personal loan is still higher than that from my credit cards. All the credit card debts incurred when I was in college because I did not even have full time job back then and I had to support my life. After I graduated, I have stopped using them for my living expense or paying bills as I know it is not the right way to use them. It is a lesson I have learned, and I have been paying them on time monthly till now. But it seems to me that I have never got ahead of the interest raise. So I really hope I can consolidate them and make payment in a lump sum amount every month. In doing so, I know I am making progress in managing my debt well and I can see the end of the tunnel. About me, as you may have noticed, I have good credit score, and I have never been late on even 1 payment. I am responsible for what I did. Also, I have worked for a law firm as a paralegal for 3 years, so I have a stale job and income and am able to make payments. Thank you again for your help in advance.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,164.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437692

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437692	$10,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437692. Member loan 437692 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Retired	Debt-to-income ratio:	16.53%
Length of employment:	7 years 2 months	Location:	Layton, UT

Home town:	Idaho Falls
Current & past employers:	Retired, Weber State University
Education:	University of Denver

This borrower member posted the following loan description, which has not been verified:

I am a major shareholder in a rapidly growing company. The owners are putting together $50,000 to fund additional marketing. This loan will be my portion. The company will be repaying the loan but I am also the guarantor. My credit is totally clean so I will make sure it gets repaid on time. Check out our company at www.mmforlife.com we are signing up about 20 new people a day!

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1965	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,032.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437707

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437707	$13,475	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437707. Member loan 437707 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,375 / month
Current employer:	Hilton Hotels Corporation	Debt-to-income ratio:	18.70%
Length of employment:	15 years 8 months	Location:	Thousand Oaks, CA

Home town:
Current & past employers:	Hilton Hotels Corporation, Hilton Hotels
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I am a responsible borrower and have always made payments on time. My goal is to pay off my debt and lower my loan amounts as quickly as possible. However, due to increased interest rates, this is becoming more difficult. I want to consolidate my highest interest rate cards into one loan.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,660.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437743	$3,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437743. Member loan 437743 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	GARDA	Debt-to-income ratio:	17.52%
Length of employment:	4 years 2 months	Location:	LITTLETON, CO

Home town:	DENVER
Current & past employers:	GARDA, Intel Screening Service
Education:	Colorado State University (CSU), Colorado School of Mines

This borrower member posted the following loan description, which has not been verified:

Am buying a Car for $3500 from a friend

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,357.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 437751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437751	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437751. Member loan 437751 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mandel Communications	Debt-to-income ratio:	13.42%
Length of employment:	1 year 1 month	Location:	Santa Cruz, CA

Home town:	Santa Cruz
Current & past employers:	Mandel Communications
Education:	San Jose State University, Cabrillo College

This borrower member posted the following loan description, which has not been verified:

I am a single, young professional trying to get out of the credit card debt I incurred, while putting myself through college. I graduated from San Jose State University, with a degree in Art History and currently, have a steady, full time job, as an Executive Assistant and Logistics Manager. I make a good salary, and my living expenses are not extravagant (I don't have cable, I have an 97 Toyota, so no car payments, etc.). I am trying to pay off my credit cards as soon as I can, so that i can get out of debt and stay out of debt! Please feel free to ask me questions, and thank you for your interest in my loan.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,956.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437769	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437769. Member loan 437769 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Flipchip International	Debt-to-income ratio:	11.55%
Length of employment:	4 years 4 months	Location:	Phoenix, AZ

Home town:	Cedar Rapids
Current & past employers:	Flipchip International, Laminate Technology
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a high interest loan and have some extra cash for any emrgency that may come up.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	19
Revolving Credit Balance:	$17,250.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437795	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437795. Member loan 437795 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	olmsted-kirk paper company	Debt-to-income ratio:	15.86%
Length of employment:	1 year 6 months	Location:	houston, TX

Home town:	la mesa
Current & past employers:	olmsted-kirk paper company
Education:	Blinn College, sussex institute of technology

This borrower member posted the following loan description, which has not been verified:

wish to use this money to have a cushion for work that may need to be done to our home and to fund projects and expenses as they arise

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$498.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437821	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437821. Member loan 437821 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Atkinson Industries inc	Debt-to-income ratio:	19.87%
Length of employment:	11 years	Location:	Pittsburg, KS

Home town:
Current & past employers:	Atkinson Industries inc
Education:

This borrower member posted the following loan description, which has not been verified:

I own two adjacent parcels of land, 12 acres total. one contains current home. Due to county zoning laws, in order for adjacent property to be approved for building a home on, , we are required to replot acreage , I need to pay off $35k home equity loan in order to file new legal descriptions. I have $25k of that amount. I will then re-finance home equity loan on house and new land designation and pay off this short term loan. If this is satisfactory , I may make another application for develooment of the second parcel of land.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	2
Revolving Credit Balance:	$16,410.00	Public Records On File:	1
Revolving Line Utilization:	37.20%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437823	$15,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437823. Member loan 437823 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,680 / month
Current employer:	Stephen Azevedo	Debt-to-income ratio:	4.85%
Length of employment:	15 years 8 months	Location:	Beverly Hills, CA

Home town:	Santa Clara
Current & past employers:	Stephen Azevedo, Microsoft
Education:	Stanford University

This borrower member posted the following loan description, which has not been verified:

Hi there, Have a small technology consultancy and would like to expand my business. As government customers that take awhile to pay their invoices are my main customer base - would like to buy new inventory at a low finance rate now that we have completed some big projects. My credit is very good and I am meticulous about paying everything all the time. We are hoping Lending Club is cheaper than going to banks or using credit cards. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,171.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437836	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437836. Member loan 437836 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	COATES ACCOUNTANCY CORPORATION	Debt-to-income ratio:	24.97%
Length of employment:	8 months	Location:	PLEASANTON, CA

Home town:	Santa Barbara
Current & past employers:	COATES ACCOUNTANCY CORPORATION, SELF EMPLOYED
Education:	Fresno Pacific University

This borrower member posted the following loan description, which has not been verified:

My wife and I just had our second child and our only goal is for the next few years is to get fiscally fit. We are never late on payments and have never defaulted on anything. All of the debt came from a prior business which was closed this year. I am now employed at a great CPA firm and the future never looked brighter.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,718.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437852	$11,700	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437852. Member loan 437852 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,778 / month
Current employer:	Ajilon Finance	Debt-to-income ratio:	17.71%
Length of employment:	2 months	Location:	Scottsdale, AZ

Home town:	Denver
Current & past employers:	Ajilon Finance, H & R Block, AZ Department of Revenue, New Vision International, Leslie's Swimming Pools
Education:	DeVry University-Arizona

This borrower member posted the following loan description, which has not been verified:

My friend and I are interested in renting a house and paying all of the rent upfront.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$954.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437853	$17,050	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437853. Member loan 437853 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,605 / month
Current employer:	Seemann Composites Inc.	Debt-to-income ratio:	24.33%
Length of employment:	5 years 11 months	Location:	Gulfport, AL

Home town:	Gulfport
Current & past employers:	Seemann Composites Inc., 3-D Glass Inc.
Education:	University of Southern Mississippi

This borrower member posted the following loan description, which has not been verified:

I currently have $40,000 in credit card debt, I'm just covering minimum payments.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,619.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403479

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403479	$4,575	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403479. Member loan 403479 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,833 / month
Current employer:	Western Union Co.	Debt-to-income ratio:	14.31%
Length of employment:	2 years	Location:	Ridgeland, MS

Home town:	Chicago
Current & past employers:	Western Union Co., TCF Bank, Sprint PCS
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I received a couple of letters from my banks indicating that they will increase my interest rates on my credit cards, there was not clear explanation as of why since I have never been late on any of my payments. All I can think of is that I recently refinance my second home in Colorado. In any case, I decided that I will be paying my debt once and for all. I am looking for this loan to eliminate all my credit cards debt and have a set loan where I do not have to worry about interest payments going up and with an interest that does not spell doom.

A credit bureau reported the following information about this borrower member on May 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$82,586.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 427868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427868	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427868. Member loan 427868 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,377 / month
Current employer:	us security associates	Debt-to-income ratio:	0.00%
Length of employment:	6 years 1 month	Location:	pittsburg, CA

Home town:	tailevu
Current & past employers:	us security associates, mary mount green hills retirement center
Education:

This borrower member posted the following loan description, which has not been verified:

I am a hard working man who has had some bad luck recently. My son at the beginning of this year was involved in a really bad car accident and was severly injured. The driver of the car did not have enough insurance to pay for all of the medical expenses. They also did not have the money to pay for them theirselves therefore we got stuck with the reality that our son had thousands in medical bills left to pay and we were his only means of paying them. We have paid most of them off but still need to pay off the other 5000. We are very responsible and have no late bills or unpaid bills. This will help us move on from this life altering experience. I also will use the other 3000 to pay off some bills that have been adding up from paying the minimum to afford my sons healthcare.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,000.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430078	$9,925	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430078. Member loan 430078 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Amega Scientific Corp	Debt-to-income ratio:	12.67%
Length of employment:	4 years 3 months	Location:	Marlton, NJ

Home town:	Berlin
Current & past employers:	Amega Scientific Corp, Virtua Health
Education:	The Richard Stockton College of New Jersey

This borrower member posted the following loan description, which has not been verified:

This loan is for wedding expenses and consolidate debt

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	11
Revolving Credit Balance:	$696.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437645	$5,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437645. Member loan 437645 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Childrens Hospital of Phila	Debt-to-income ratio:	2.05%
Length of employment:	1 year	Location:	LANSDOWNE, PA

Home town:	Darby
Current & past employers:	Childrens Hospital of Phila, Family Chrysler Jeep
Education:	Delaware County Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to purchase new furniture for my new home. I am a single father of two boys and I am utilizing this loan to purchase needed furniture and other furnishings for my new home. I am a hard worker who has a strong credit history. I have made a few late payments in the past but they occurred when I had seperated from my ex wife and had lost my job at that time. I have no outstanding debt and even tho they were a few months late they were all satisfied in full. Since that unfortunate incident I have again proved my credit worthiness by not missing any payments and again building my credit even stronger. I also live with my girlfriend who is gainfully employed as a registered nurse. Thank you affording me this loan.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	4
Revolving Credit Balance:	$2,401.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 437756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437756	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437756. Member loan 437756 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Saffron 59	Debt-to-income ratio:	8.17%
Length of employment:	6 years 3 months	Location:	New York, NY

Home town:	Queens
Current & past employers:	Saffron 59, Cipriani
Education:	Ithaca College

This borrower member posted the following loan description, which has not been verified:

I am looking to finance a graduate program in London for a Management program. I was told I have to have at least 9,200 pounds on savings in order to live off . So I am applying for 20k because of the conversion. Thank You, Henry Quinones

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,883.00	Public Records On File:	1
Revolving Line Utilization:	33.70%	Months Since Last Record:	79
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437778	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437778. Member loan 437778 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Big Lots Inc.	Debt-to-income ratio:	15.65%
Length of employment:	4 years 6 months	Location:	hawthorne, CA

Home town:	Los Angeles
Current & past employers:	Big Lots Inc., Bed Bath & Beyond, Macy's Inc.
Education:	Cerritos College

This borrower member posted the following loan description, which has not been verified:

I plan to use the requested amount to payoff 3 credit cards that I no longer use. I have a handle on my monthly bills, but this loan would reduce my monthly expenses by $200. In addition, my husband and I have a 24 hour fitness account which we pay a combined $75/month. If I were to change my account and pay 24 hour fitness for 3 years @ $1300, each year afterward I would only spend a combine $50/year. The comparison over ten years is $9,000 now or only $1,650, that's a huge difference and savings. Also, I would no longer have the monthly expense of $75. In total I would save approx. $300 a month. I'm currently a store manager, and have learned a lot about budgets. I was referred by a friend who was in a similar situation. They are doing great, and based on my analysis I would save about $3,600 a year.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,824.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437802	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437802. Member loan 437802 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	nutrilite	Debt-to-income ratio:	3.22%
Length of employment:	3 years	Location:	anaheim, CA

Home town:	anaheim
Current & past employers:	nutrilite
Education:

This borrower member posted the following loan description, which has not been verified:

asap

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$412.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437865	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437865. Member loan 437865 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Tech Resources, Inc./InvestEdge	Debt-to-income ratio:	19.80%
Length of employment:	1 year 5 months	Location:	Dublin, OH

Home town:	Lima
Current & past employers:	Tech Resources, Inc./InvestEdge, OCLC, Online Computer Library Center
Education:	Ohio University

This borrower member posted the following loan description, which has not been verified:

Hello, I am asking that you invest, so that I can pay off high credit card debt that I acquired while paying for school. While I have a wonderful job, it is simply not enough for me to make more than the minimum payment on each card at the moment. Paying off these cards will enable me to purchase my home, and have stability in my life. I greatly appreciate you taking on this endeavour.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,931.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437870	$3,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437870. Member loan 437870 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Gatehouse Management	Debt-to-income ratio:	12.08%
Length of employment:	3 years 10 months	Location:	miami, FL

Home town:	Miami Beach
Current & past employers:	Gatehouse Management
Education:

This borrower member posted the following loan description, which has not been verified:

I need a loan

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1972	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,479.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437885	$3,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437885. Member loan 437885 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	CAMC	Debt-to-income ratio:	20.94%
Length of employment:	4 months	Location:	South Charleston, WV

Home town:	Charleston
Current & past employers:	CAMC, WVU Hospitals
Education:	West Virginia University

This borrower member posted the following loan description, which has not been verified:

I'm a 25yr old young professional, looking for a small loan to offset the cost of an engagement ring. I recently purchased my first home on my own, and would like to take the next step and get engaged. I'm an RN with a rock-steady career. I had savings for a ring, but decided a home purchase was a wiser investment at the time. Now I'd like to take a small loan to cover what I don't have in savings. Thanks

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,961.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 437894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437894	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437894. Member loan 437894 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Genereal Dynamics NASSCO	Debt-to-income ratio:	9.37%
Length of employment:	7 months	Location:	SAN DIEGO, CA

Home town:	Bangor
Current & past employers:	Genereal Dynamics NASSCO, JCPenney Corp.
Education:	Maine Maritime Academy

This borrower member posted the following loan description, which has not been verified:

I moved to California in February after I graduated Maine Maritime Academy in December. I accepted a job in San Diego working for General Dynamics. Before moving I had been a full time student and did not have any money saved up before the move. In order to make the move I had borrowed money from my parents. Now that I am off my feet with a steady income it is time to repay them.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$902.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437915	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437915. Member loan 437915 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Franklin Educational Services	Debt-to-income ratio:	16.00%
Length of employment:	6 months	Location:	Santa Monica, CA

Home town:
Current & past employers:	Franklin Educational Services, Princeton Review, Louisa County School District
Education:	University of Virginia (UVA)

This borrower member posted the following loan description, which has not been verified:

My uncle is currently battling a terminal condition, and I was made a beneficiary of his will. We are trying to sell his house, and frankly the stress of the entire situation is a lot for me to handle as this is my first experience as a beneficiary. I'd like to have the money now so I can stop dealing with all of the financial aspects of my uncle's death and actually spend time with him. I am a private tutor, and as the school year approaches I will be able to create a flexible schedule that allows me to both sustain myself and maximize free time, and a loan for less than the amount of my inheritance would guarantee repayment and free me from these financial worries.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,185.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437923	$3,200	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437923. Member loan 437923 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,792 / month
Current employer:	Business Control Systems	Debt-to-income ratio:	20.43%
Length of employment:	2 years 7 months	Location:	Dallas, TX

Home town:	Greensboro
Current & past employers:	Business Control Systems, Net Surant
Education:	Sam Houston State University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off 2 Credit Card that have a very hight interest.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	10
Revolving Credit Balance:	$6,552.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437927	$3,800	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437927. Member loan 437927 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Department of Health and Human Services (HHS)	Debt-to-income ratio:	13.75%
Length of employment:	1 year 9 months	Location:	BETHESDA, MD

Home town:
Current & past employers:	Department of Health and Human Services (HHS)
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to consolidate credit card debt and allow me to stop paying ridiculously high interest rates. Currently paying 19 percent on a $10K balance with Citibank Credit Card. That is just too much and I want to lower my rates. My financial situation: I am a good candidate for this loan because: 1. I am employed by U.S. Federal Government. Very stable & secure position and highly skilled position. 2. Previously I was employed as a sub-contractor to another Federal Agency, for 2 years. I left on good terms, the door is always open for me to return and I have a good reputation & friends there. 3. I am a hard worker and in good health, I want to save money for the future, eventually for a down payment on a house. 4. I have savings and other assets that could be liquidated. 5. I just checked my latest credit score at Experian and it was 713. So I believe I am actually closer to B than C credit grade. Monthly net income: $ 4900 Monthly expenses: $ 2360 Housing: $ 1450 Insurance: $ 40 Car expenses: $ 100 Utilities: $ 100 Phone, cable, internet: $ 120 Food, entertainment: $ 300 Clothing, household expenses $ 50 Credit cards and other loans: $ 1000 Other expenses: $ 100

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,413.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437930	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437930. Member loan 437930 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,250 / month
Current employer:	Bargain Beachwear	Debt-to-income ratio:	9.78%
Length of employment:	2 years 4 months	Location:	Myrtle Beach, SC

Home town:	Bogota
Current & past employers:	Bargain Beachwear, Banana Republic
Education:	Webster University, Horry-Georgetown Technical College

This borrower member posted the following loan description, which has not been verified:

I am trying to pay all my cards and debt i have. I am tired of paying high interest to financial institutions. up to today i I own 5000 dollars. I want to just consolidate my debt so I can be ready for next year when my student loan becomes active. I have never been late on any of my payments and Think I have a fair credit. Im sure with your help I will be able to pay my debt and reorganize my finaces. Im sure you will see I am a good borrower. Thank you

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,740.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437935	$9,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437935. Member loan 437935 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	PreCheck, Inc	Debt-to-income ratio:	1.08%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	PreCheck, Inc, BMC Software, Money Management International, Micro Electronics
Education:	Houston Baptist University, University of Houston-Downtown, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

I just started on my final year for my MBA at Houston Baptist University. An accountant by profession, i am looking to supplement my income so that i can be able to pay for my last year of graduate school without the financial stress and at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,503.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437948	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437948. Member loan 437948 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,272 / month
Current employer:	Kanon Bloch Carr??	Debt-to-income ratio:	11.36%
Length of employment:	2 years 8 months	Location:	Natick, MA

Home town:	New Brunswick
Current & past employers:	Kanon Bloch Carr??
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

The money will be used to consolidate debt that has been used for a variety of purposes, including a complete home renovation, childrearing and education, and recently, a very budget conscious wedding reception. I have a good education, a good job, have always been employed, never collected unemployment, have never been late on any payment, including my mortgage. I take all my financial obligations very seriously. I save in my 401(k) but would like to save more once my debt obligations are paid off. I intend to be debt free (except for my mortgage) in 3 years. I make enough money to live on what I make, as well as save more for retirement which is coming fast.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,173.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437949	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437949. Member loan 437949 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Minnehaha County	Debt-to-income ratio:	24.85%
Length of employment:	1 year 7 months	Location:	Sioux Falls, SD

Home town:	Sioux Falls
Current & past employers:	Minnehaha County
Education:	University of South Dakota

This borrower member posted the following loan description, which has not been verified:

My husband is an immigrant who just became eligible to attend college in the US. We have everything arranged with school and he is excited for the opportunity. Unfortunately, we just found out that he does not qualify for federal assistance because he did not register with the selective service office. Needless to say, this threw us for a loop, as we were counting on that money. We have enough now to barely cover tuition, and with college there are many more expenses. It has been his life long dream to go to college and play basketball and now that he has the opportunity, something as nonconsequential as the US draft is blocking his path. We would be forever grateful to anyone who could help.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	3
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437951	$15,850	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437951. Member loan 437951 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Hacienda La Puente USD	Debt-to-income ratio:	22.84%
Length of employment:	10 years 2 months	Location:	Long Beach, CA

Home town:	Lomita
Current & past employers:	Hacienda La Puente USD, Volunteers In Parole, Inc., South Bay Free Clinic-HIV Program
Education:	University of San Diego, California State University-Long Beach (CSULB), Tidewater Community College

This borrower member posted the following loan description, which has not been verified:

I am a very responsible person and am asking for a loan so that I can pay off my credit cards without using a debt reduction company. I am a teacher in California and I was caught somewhat unprepared financially when my hours were significantly reduced during the summer. I called my credit card companies to see if they would work with me about not making my normal payment, I have always made all of my payments on time and always more than the minimum payment. I have had most of my credit cards for over 15-20 years and have always paid on time. Each company I spoke with was not willing to help me at all. I have worked during the summer for a private educational company. I have taken the opprotunity of working less hours to learn to teach 2 new classes and will be teaching them beginning in October. I also learned to be a notary and a loan document signing notary and will use these new skills to help pay off the loan. I would prefer to pay off the debt rather then go the route of a reduction program but am angry that the credit companies refused to consider my request. I'd rather see someone else get the interest. My hours return to normal on August 31. I am a good bet, I work hard and will pay off everything borrowed.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	27
Revolving Credit Balance:	$14,958.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437953	$20,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437953. Member loan 437953 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,700 / month
Current employer:	Blue Sky Logistics, Inc	Debt-to-income ratio:	3.62%
Length of employment:	2 years 2 months	Location:	Alto, MI

Home town:	Wauseon
Current & past employers:	Blue Sky Logistics, Inc
Education:	Cedarville University

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because my business has a contract with a strong international company to haul their product in process for $2700.00 a week. They have added runs that they would like to fill using my company. My current equipment monthly payment is almost $1260 a month. This loan will free up capital and increase cash flow allowing me to expand and fill these runs. Overhead is low as my location is already owned. Monthly Gross income: $ 12150.00 Monthly expenses: $7280.90 Equipment Expenses: $2015.90 Insurance Expense: $630.00 Fuel Expense: $1935.00 Payroll Expense: $2700.00 Monthly Net Income: $4869.1 This loan would decrease my Equipment expenses by about $400 decreasing my expenses.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	24
Revolving Credit Balance:	$475.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 437959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437959	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437959. Member loan 437959 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Fowler Financial Services	Debt-to-income ratio:	14.16%
Length of employment:	2 years 8 months	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Fowler Financial Services
Education:	Heald College at San Jose

This borrower member posted the following loan description, which has not been verified:

Hi I'm requesting this loan so I could pay down my bills.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,267.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437967

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437967	$12,500	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437967. Member loan 437967 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	E and C Severna Park Texaco	Debt-to-income ratio:	13.85%
Length of employment:	2 years 3 months	Location:	Hyattsville, MD

Home town:	Hyattsville
Current & past employers:	E and C Severna Park Texaco, Washington Post
Education:

This borrower member posted the following loan description, which has not been verified:

Trying to get a loan to pay off my credit cards

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,499.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437977	$12,700	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437977. Member loan 437977 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Voxify Inc	Debt-to-income ratio:	13.63%
Length of employment:	6 months	Location:	HAYWARD, CA

Home town:	Hayward
Current & past employers:	Voxify Inc, Applera Corp-Applied Biosystems Group
Education:	Menlo College

This borrower member posted the following loan description, which has not been verified:

To Whom it may concern: I am trying to consolidate 3 credit card loans, of which I would like to borrow $12,700 to pay them off, then have one single payment to you on a monthly basis, the loan i would like is for a 12 month period as I can pay it off in 12 months, hoping for a lower rate as my current rate is 16 to 24%. I have really good credit rating and would like to keep it that way. My debt comes from cash advances from a friend borrowing my good credit lines and cash, that I used to know, and I no longer associate myself with him as he no longer is a friend and not paying me what he borrowed, so I am left with this debt.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,908.00	Public Records On File:	0
Revolving Line Utilization:	28.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437982	$7,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437982. Member loan 437982 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Your Cable Store	Debt-to-income ratio:	4.66%
Length of employment:	7 years 6 months	Location:	Paradise, CA

Home town:	Cleveland
Current & past employers:	Your Cable Store
Education:	Los Angeles Valley College

This borrower member posted the following loan description, which has not been verified:

I am currently looking to purchase a house and have a little less then $15,000 available right now for my down payment and closing costs. I currently have about $8500 in my traditional IRA that I could use to add to my down payment instead of taking a loan. However I would owe tax any money I take out of the IRA . Since I am in the 25% tax bracket that would cost me $1875. I would also have to sell the stocks in the IRA in order to take money out but I do not want to do that because the stocks are currently under water (I have put about $11,000) into the IRA. According to lending club the cost of this loan will be $243.75 (lending club fee) + $1734.75 (interest) for a total of $1978.50. I will not save money by taking a loan instead of taping my IRA however it will allow me to avoid selling the stock in my IRA at a loss and from paying more taxes to the IRS.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,370.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437992	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437992. Member loan 437992 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Siemens	Debt-to-income ratio:	14.55%
Length of employment:	8 months	Location:	Cincinnati, OH

Home town:	Miami
Current & past employers:	Siemens, FPL Group
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

My name is David Hernandez and I am a recent graduate of Florida Int'l University's College of Engineering. Throughout college I accumulated over $26,000 in debt of all types: 4 credit cards, 1 federal loan, and 2 student loans. I am currently paying 7 differents debts and I would like to consolidate it through a personal loan since all other options do not seem fit for my situation. I am currently employed as an engineer at Siemens in Cincinnati, OH where I make $56,000 annually. I have decent credit and I was approved to finance a car at the age of 20 without a cosigner, which I continue to pay on time. Please review my application with these considerations.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,394.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437999	$4,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437999. Member loan 437999 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,126 / month
Current employer:	U.S. Army	Debt-to-income ratio:	12.11%
Length of employment:	12 years 7 months	Location:	Grovetown, GA

Home town:	Hampton
Current & past employers:	U.S. Army
Education:	Univerisity of South Carolina, Central Texas College

This borrower member posted the following loan description, which has not been verified:

I'm currently deployed to Iraq and wanting to use the loan to purchase this motorcycle as a gift for my wife. $2600.00 will be used to purchase the bike and $400.00 will be used to purchase protective posture gear

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	13	Months Since Last Delinquency:	3
Revolving Credit Balance:	$1,506.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438009

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438009	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438009. Member loan 438009 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Phenix Marketing	Debt-to-income ratio:	0.98%
Length of employment:	5 years 6 months	Location:	fairfield, CT

Home town:
Current & past employers:	Phenix Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

I have accumulated about $20,000 worth of debt spread out over 3 credit cards. I am current on all payments. I want to pay off cards and have one monthly payment which will reduce the amount of interest I am paying.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,306.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438024	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438024. Member loan 438024 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	SANUKA MEDICAL CENTER	Debt-to-income ratio:	2.91%
Length of employment:	4 years 6 months	Location:	MELROSE PARK, IL

Home town:	MELROSE PARK
Current & past employers:	SANUKA MEDICAL CENTER, AMERICA'S MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

I would like a loan to pay for my brother's education. He owes close to 6,000 dollars from last semester. He will not be able to register for the coming semester with out this loan. I really need this loan to help him.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,198.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438031	$18,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438031. Member loan 438031 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Depart of Housing and Community	Debt-to-income ratio:	20.60%
Length of employment:	11 years	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Depart of Housing and Community, DC Metropolitan Police Department
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

This money will cover partial expenses for granddaughter entering the 10th grade at a private/independent school in Washington, D.C. (Edmund Burke School) I am helping her mother with the tuition. My bills are paid on time and my credit is used wisely. I am a retired DC Police after serving 20+ years on the force and I have been working for Dept. of Housing as a Police Officer for almost 10 years. My annual income from the present job is 75,000 a year and I also received about 40,000 a year in retirement. I have a healthy savings and other investments.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	80
Revolving Credit Balance:	$187,752.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438035	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438035. Member loan 438035 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Data Executive, LLC	Debt-to-income ratio:	5.05%
Length of employment:	5 months	Location:	New York, NY

Home town:	Yerevan
Current & past employers:	Data Executive, LLC, Jefferies Group
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

Hello, I am applying for this loan to cover start-up expenses for my new business, Data Executive, LLC. The funds will be used to pay for start-up costs including advertising, office space (3 months), and website development. We provide Business Intelligence and Data Warehousing solutions to financial firms including Broker/Dealers, Investment Banks, and Hedge Funds. I have excellent payment history, credit score, and line of credit. Thank you.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$125.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438069	$3,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438069. Member loan 438069 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,996 / month
Current employer:	Department of Homeland Security (DHS)	Debt-to-income ratio:	23.05%
Length of employment:	4 years 9 months	Location:	Miami, FL

Home town:
Current & past employers:	Department of Homeland Security (DHS)
Education:	Millersville University of Pennsylvania, University of Puerto Rico-Mayaguez

This borrower member posted the following loan description, which has not been verified:

I would like to consodilate some debts in order to pay them off

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,040.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438070	$2,500	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438070. Member loan 438070 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	9.66%
Length of employment:	14 years 1 month	Location:	Newport News, VA

Home town:	Hampton
Current & past employers:	United States Postal Service, Busch Gardens Williamsburg
Education:	James Madison University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay for a vacation with my son before he begins his high school career. It is also to assist with moving cost. I am reliable to pay back the loan within 6 months because I am working as a employee for the United Stated Postal Service and I have been for 14 years. I am also a good candidate because I will be living with my parent for 6 months before I purchase my first home. (Thus saving the current 1200.00 per month that I pay for rent.)

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	5
Revolving Credit Balance:	$19,487.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438097	$12,300	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438097. Member loan 438097 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Dr. Richard Young D.D.S	Debt-to-income ratio:	21.24%
Length of employment:	4 years 10 months	Location:	Alta Loma, CA

Home town:	Downey
Current & past employers:	Dr. Richard Young D.D.S, Dr. James Kahal D.D.S
Education:	Bryman College

This borrower member posted the following loan description, which has not been verified:

I am asking for this loan so that I can consolidate my debt and be able to make one monthly payment.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,590.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438125	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438125. Member loan 438125 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Las Vegas Valley Water District	Debt-to-income ratio:	13.05%
Length of employment:	7 years 3 months	Location:	Las Vegas, NV

Home town:	Honolu
Current & past employers:	Las Vegas Valley Water District, U.S. Army
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

I want to pay off a credit card that recently raised my interest rate along with another debt I have with high interest. I have my employment check to bank and military retirement check to bank. Along with automatic loan payments you can be confident the loan will be payed.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,640.00	Public Records On File:	1
Revolving Line Utilization:	49.90%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 30 dated August 28, 2009